As filed with the Securities and Exchange Commission on April 11, 2003

                                             Securities Act File No. 333-_____
                                     Investment Company Act File No. 811-21286

==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------
                                   FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|
                          Pre-Effective Amendment No.                      | |
                         Post-Effective Amendment No.                      | |
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                     |X|
                                Amendment No. 4                            |X|

                         ----------------------------
                    Preferred Income Strategies Fund, Inc.
              (Exact Name of Registrant as Specified In Charter)

                         ----------------------------
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)

     (Registrant's Telephone Number, including Area Code): (609) 282-2800

                         -----------------------------
                                Terry K. Glenn
                    Preferred Income Strategies Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                           -------------------------
                                  Copies to:

          Bradley J. Lucido, Esq.                 Frank P. Bruno, Esq.
        FUND ASSET MANAGEMENT, L.P.          SIDLEY AUSTIN BROWN & WOOD LLP
               P.O. Box 9011                       787 Seventh Avenue
     Princeton, New Jersey 08543-9011        New York, New York 10019-6018

                           -------------------------

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. | |

     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. |X|

                              CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

===================================================================================================================
                                                               Proposed            Proposed
                                             Amount             Maximum            Maximum           Amount of
              Title of                       Being          Offering Price        Aggregate         Registration
     Securities Being Registered         Registered(1)        Per Unit(1)     Offering Price(1)        Fee(2)
-------------------------------------------------------------------------------------------------------------------
Auction Market Preferred Stock....         40 shares            $25,000           $1,000,000           $80.90
===================================================================================================================
(1) Estimated solely for the purpose of calculating the registration fee.
(2) Previously paid to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in
Pittsburgh, PA.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
==============================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                             Subject to Completion
                  Preliminary Prospectus dated April 11, 2003

PROSPECTUS

                                  $
                    Preferred Income Strategies Fund, Inc.
                    Auction Market Preferred Stock ("AMPS")
                               Shares, Series A
                               Shares, Series B
                               Shares, Series C
                               Shares, Series D
                               Shares, Series E

                   Liquidation Preference $25,000 Per Share

                           ------------------------

     Preferred Income Strategies Fund, Inc. is a recently organized, diversified, closed-end management investment company. The primary investment objective of the Fund is to provide common stockholders with current income. The secondary investment objective of the Fund is to provide common stockholders with capital appreciation. Under normal market conditions, at least 80% of the Fund's assets will be invested in a portfolio of preferred securities, including convertible preferred securities. The Fund intends to invest at least 80% of its total assets in preferred securities or debt securities that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in preferred securities or debt securities that are rated below investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund allocates its investments among various industries and among issuers in such industries. The Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the industries comprising the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. Emphasis on these sectors may subject the Fund to certain risks. Under current market conditions, the Fund expects to invest primarily in fully taxable preferred securities. The Fund may invest without limitation in U.S. dollar denominated securities of issuers domiciled outside the United States. There can be no assurance that the Fund's investment objectives will be realized.

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. The Fund's statement of additional information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at (800) 543-6217.

                           ------------------------

     Investing in the AMPS involves certain risks that are described in the
"Risk Factors and Special Considerations" section beginning on page      of
this prospectus. The minimum purchase amount on the AMPS is $25,000.

                                                                    Per Share                Total
                                                              ---------------------    -----------------
    Public offering price................................            $25,000                   $
    Underwriting discount................................               $                      $
    Proceeds, before expenses, to the Fund...............               $                      $

     The public offering price per share will be increased by the amount of accumulated dividends, if any, from the date the shares are first issued.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    One certificate for each series of AMPS will be ready for delivery to the
nominee of The Depository Trust Company on or about                , 2003.


                               -----------------

                              Merrill Lynch & Co.

                               -----------------
                 The date of this prospectus is          , 2003.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Offering Summary.............................................................1
Risk Factors And Special Considerations......................................3
Financial Highlights.........................................................8
The Fund.....................................................................9
Use Of Proceeds..............................................................9
Capitalization...............................................................9
Portfolio Composition.......................................................10
Investment Objectives and Policies..........................................10
Other Investment Policies...................................................16
Description Of AMPS.........................................................26
The Auction.................................................................30
Rating Agency Guidelines....................................................38
Investment Advisory and Management Arrangements.............................39
Taxes.......................................................................40
Description of Capital Stock................................................41
Custodian...................................................................43
Underwriting................................................................44
Transfer Agent, Dividend Disbursing Agent and Registrar.....................45
Accounting Services Provider................................................45
Legal Opinions..............................................................45
Independent Auditors And Experts............................................45
Table of Contents of Statement of Additional Information....................46
Glossary ...................................................................47


                               -----------------

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                               -----------------

     You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

                               OFFERING SUMMARY

     This summary is qualified in its entirety by reference to the detailed information included in this prospectus and the statement of additional information.

The Offering                 The Fund is offering a total of      shares of
                             Auction Market Preferred Stock, Series A;
                             shares of Auction Market Preferred Stock, Series
                             B;      shares of Auction Market Preferred Stock,
                             Series C;      shares of Auction Market Preferred
                             Stock, Series D; and      shares of Auction
                             Market Preferred Stock, Series E, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the shares are first issued. The shares of AMPS are being offered by Merrill Lynch, Pierce, Fenner &
                             Smith Incorporated ("Merrill Lynch"), as underwriter.

                             The AMPS of each series will be shares of preferred stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. In general, except as described below, each dividend period for each series of AMPS following the initial dividend period will be seven days in the case of Series
                             [ ] AMPS and 28 days in the case of Series [ ] AMPS. The applicable dividend for a particular dividend period will be determined by an auction conducted on the business day next preceding the start of that dividend period.

                             Investors and potential investors in shares of AMPS of each series may participate in auctions for the AMPS through their broker-dealers.

                             Generally, AMPS investors will not receive certificates representing ownership of their shares. Ownership of AMPS will be maintained in book-entry form by the securities depository (The Depository Trust Company) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer). The investor's agent member, in turn, will maintain records of such investor's beneficial ownership of AMPS.

Dividends and Dividend
Periods Dividends on each series of AMPS will be cumulative from the date the shares are first issued and payable at the annualized cash dividend rate for the initial dividend period on the initial dividend payment as follows:

                                                       Initial       Initial Dividend        Initial Dividend
                                                      Dividend            Period                  Payment
                             AMPS Series                Rate             Ending                     Date
                             -----------                ----             ------                     ----
                                  A                       %
                                  B                       %
                                  C                       %
                                  D                       %
                                  E                       %

                             After the initial dividend period, each dividend period for each series of AMPS will generally consist of seven days in the case of Series [ ] AMPS and 28 days in the case of Series [ ] AMPS; provided however, that before any auction, the Fund may decide, subject to certain limitations and only if it gives notice to holders, to declare a special dividend period of up to five years.

                             After the initial dividend period, in the case of dividend periods that are not special dividend periods, dividends generally will be payable on
                             each succeeding [fourth]        in the case of
                             the Series A AMPS, [fourth]        in the case of
                             the Series B AMPS, [fourth]        in the case of
                             the Series C AMPS, [fourth]        in the case of
                             the Series D AMPS and [fourth]       in the case
                             of the Series E AMPS.

                             Dividends for each series of AMPS will be paid through the securities depository (The Depository Trust Company) on each dividend payment date for each series of AMPS.

                             For each subsequent dividend period, the auction agent (The Bank of New York) will hold an auction to determine the cash dividend rate on the shares of each series of AMPS.

Determination of Maximum
Dividend Rates               Generally, the applicable dividend rate for any
                             dividend period for shares of AMPS of each series will not be more than the maximum applicable rate attributable to such shares. The maximum applicable rate for each series of AMPS will depend on the credit rating assigned to the shares and on the length of the dividend period.

                             The maximum applicable rate will be the applicable percentage of the reference rate. The reference rate is the applicable "AA" Composite Commercial Paper Rate (for a dividend period or a special dividend period of fewer than 183 days) or the applicable U.S. Treasury Bill Rate (for a special dividend period of 183 days or more). The applicable percentage as so determined is further subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the broker-dealers participating in the auctions for the AMPS. The applicable percentage is as follows:

                                                                   Applicable
                                                                   Percentage
                                                                  of Reference
                                         Credit Ratings                Rate
                                         --------------           ------------

                                  Moody's               Fitch
                                  -------               -----
                               Aa3 or higher          AA- or higher     150%
                                 A3 to A1               A- to A+        200%
                               Baa3 to Baa1           BBB- to BBB+      225%
                                Below Baa3             Below BBB-       275%

                             There is no minimum applicable dividend rate for any dividend period.

Asset Maintenance            Under the Fund's Articles Supplementary creating
                             multiple series of AMPS (the "Articles
                             Supplementary"), the Fund must maintain:

                               o asset coverage of the AMPS as required by the rating agencies rating the AMPS, and

                               o asset coverage of the AMPS of at least 200% as required by the Investment Company Act of 1940 (the "1940 Act").

                             The Fund estimates that, based on the composition
                             of its portfolio at           , 2003, asset
                             coverage of the AMPS as required by the 1940 Act
                             would be approximately     % immediately after
                             the Fund issues the shares of AMPS offered by this prospectus representing approximately [36%] of the Fund's capital, or approximately [56%] of the Fund's common stock equity, immediately after the issuance of such AMPS.

Mandatory
Redemption                   If the required asset coverage is not maintained
                             or, when necessary, restored, the Fund must redeem shares of AMPS at the price of $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared). The provisions of the 1940 Act may restrict the Fund's ability to make such a mandatory redemption.

Optional Redemption          The Fund may, at its option, choose to redeem all
                             or a portion of the shares of AMPS of each series on any dividend payment date at the price of $25,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) plus any applicable premium.

Liquidation
Preference                   The liquidation preference (that is, the amount
                             the Fund must pay to holders of AMPS if the Fund is liquidated) of each share of AMPS will be $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

Ratings The AMPS will be issued with a rating of Aaa from Moody's Investors Service, Inc. ("Moody's") and AAA from Fitch, Inc. ("Fitch").

Voting Rights                The 1940 Act requires that the holders of AMPS
                             and any other preferred stock, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when dividends on the AMPS or any other preferred stock are unpaid for two full years. The Fund's charter and the 1940 Act require holders of AMPS and any other preferred stock to vote as a separate class on certain other matters.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund's AMPS should not constitute a complete investment program.

     Investment Considerations. Investors in AMPS should consider the following factors:

     o The credit ratings of the AMPS could be reduced while an investor holds the AMPS.

     o Neither broker-dealers nor the Fund are obligated to purchase shares of AMPS in an auction or otherwise nor is the Fund required to redeem shares of AMPS in the event of a failed auction.

     o If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of AMPS wishing to sell will not be able to sell all, and may not be able to sell any, AMPS in the auction. As a result, investors may not have liquidity of investment.

     Secondary Market. The broker-dealers intend to maintain a secondary trading market in the AMPS outside of auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market. The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may have to sell AMPS between auctions at a price per share of less than $25,000.

     Rating Agencies. The Fund will issue the AMPS only if the AMPS have received a rating of Aaa from Moody's and AAA from Fitch. As a result of such ratings the Fund will be subject to guidelines of Moody's, Fitch or one or more substitute nationally recognized statistical ratings organizations that may issue ratings for its preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

     Interest Rate Risk. The Fund issues shares of AMPS, which generally pay dividends based on short-term interest rates. The Fund generally will purchase preferred and debt securities that pay fixed or adjustable rate dividends. If short-term interest rates rise, dividend rates on the shares of AMPS may rise so that the amount of dividends paid to the holders of shares of AMPS exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the shares of AMPS, dividend rates on the shares of AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the shares of AMPS would be jeopardized. If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS.

     Market Risk and Selection Risk. Market risk is the risk that the market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the relevant market indices, or other funds with similar investment objectives and investment strategies.

     Preferred Securities. The Fund invests primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer. There are special risks associated with investing in preferred securities:

     o Subordination. Investments in preferred securities entail a higher level of credit risk than more senior debt instruments because preferred securities are subordinated to bonds and other debt instruments in an issuer's capital structure in terms of priority to corporate income and liquidation payments.

     o Limited Voting Rights. Holders of preferred securities usually have no voting rights with respect to the issuing company, although certain types of preferred securities provide their holders with the right to elect directors if preferred dividends have been in arrears for a specified number of periods. When those voting rights apply, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

     o Redemption Rights. Certain preferred securities may contain special redemption features that grant the issuer of the preferred securities a right to redeem the securities prior to a specified date. As with all call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

     o Deferral. Preferred securities also may include provisions that require or permit the issuer, at its discretion, to defer dividend distributions for a stated period or periods without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividend distributions, the Fund may be required to report and possibly distribute income for tax purposes although it has not yet received such income.

     o Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks.

     o Non-Cumulative Preferred Securities. Dividends on non-cumulative preferred securities do not accrue. Unlike cumulative preferred securities, if a dividend on a share of non-cumulative preferred stock is not paid on the dividend payment date, that dividend ordinarily will never be paid.

     o Auction Rate or Remarketed Preferred Securities. Auction rate or remarketed preferred securities are adjustable preferred securities the dividends on which are determined at periodically held auctions or through remarketings. If sufficient bids do not exist at an auction (in case of auction rate preferred securities) or if a failed remarketing occurs (in the case of remarketed preferred securities), the Fund may not be able to sell all, and may not be able to sell any, of its auction rate or remarketed preferred securities through the auction or remarketing process. As a result, the Fund's investment in such stock may be illiquid.

     Dividends Received Deduction. Based on the current market for preferred securities, the Fund expects to invest primarily in taxable preferred securities the income from which does not qualify for the Dividends Received Deduction under Section 243 of the Code. The Dividends Received Deduction generally allows corporations to deduct 70% of dividends received from domestic corporations from their income. Since, the Fund currently expects to invest primarily in taxable preferred securities, most of the Fund's distributions will not qualify for the Dividends Received Deduction. In addition, it is expected that Fund distributions derived from income on taxable preferred securities will not be excludable from taxable income under certain proposals currently being discussed by federal government officials. Discussion of these proposals is ongoing, so their impact on the Fund and its stockholders cannot be predicted. Changes in the tax treatment of preferred securities and payments thereon may result in an increase in the supply of and demand for preferred securities making payments eligible for the Dividends Received Deduction. If such changes in the preferred securities market were to occur, the Fund may invest a greater percentage of its assets in preferred securities making payments eligible for the Dividends Received Deduction then is currently anticipated.

     Tax and Accounting Risk. The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Additionally, the Financial Accounting Standards Board currently is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

     Investment Emphasis. Under normal market conditions, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. The Fund is expected to have significant exposure to the companies comprising the financial services industries and, to a lesser extent, to the utilities industries. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives. These policies also make the Fund more susceptible to adverse economic or regulatory occurrences affecting the financial services and utilities industries.

     Financial Services Sector Risk. The Fund's emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the financial services sector are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries, changes in prevailing interest rates, general economic conditions and other industry specific risks. See "Other Investment Policies--Investment Emphasis" herein.

     Utilities Sector Risk. The Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, governmental regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of utility services, technological innovations that may render existing plants, equipment or products obsolete, inexperience with and potential losses resulting from a developing deregulatory environment, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation See "Other Investment Policies--Investment Emphasis" herein.

     Net Asset Value; Interest Rate Sensitivity; Credit Quality and Other Market Conditions. Generally, when interest rates go up, the value of fixed income securities, such as preferred and debt securities, goes down. Therefore, the net asset value of a fund that invests in fixed income securities changes as interest rates fluctuate. During periods of declining interest rates, an issuer may exercise its option to redeem preferred securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the duration and reduce the value of the security. A decline in the credit quality or financial condition of issuers of fixed income securities in which the Fund invests may result in the value of such securities held by the Fund, and hence the Fund's net asset value, going down. A serious deterioration in the credit quality or financial condition of an issuer could cause a permanent decrease in the Fund's net asset value. Furthermore, volatility in the capital markets and other adverse market conditions may result in a decrease in the value of the securities held by the Fund. Given that the Fund uses market prices to value many of its investments, any decrease in the market value of the fixed income securities held by the Fund will result in a decrease in the Fund's net asset value.

     Leverage. The Fund may borrow money, issue debt or issue shares of preferred stock, including the AMPS. The Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock, including the AMPS, in amounts up to 50%, of the value of its total assets to finance additional investments. Under current market conditions it is anticipated that the AMPS will represent approximately [36%] of the Fund's capital, including capital raised by the issuance of such AMPS. Leverage creates certain risks, which can be significant. If the dividend rate on the AMPS exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the AMPS would be reduced. Any decline in the net asset value of the Fund's investments also could increase the risk of the Fund failing to meet its asset coverage requirements, of losing its expected ratings on the AMPS or, in an extreme case, of the Fund's current investment income not being sufficient to meet the dividend requirements on the AMPS. As a result, the Fund may need to liquidate investments in order to fund a redemption of some or all of the AMPS. If the Fund is liquidated, preferred stockholders, including holders of AMPS, will be entitled to receive liquidating distributions before any distribution is made to the Fund's common stockholders.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. Interest payments on borrowings must be made prior to the payment of dividends on preferred stock, including AMPS. If the Fund is liquidated while borrowings are outstanding, lenders will be entitled to receive liquidating distributions before any distribution is made to preferred stockholders, including holders of AMPS. As long as the AMPS are rated by Moody's or Fitch, however, it is anticipated that the use of borrowings for leverage will be prohibited. Some of the Fund's portfolio management techniques also may provide investment leverage to the Fund's portfolio as discussed below under "Portfolio Management Techniques."

     Portfolio Management Techniques. The Fund may engage in various portfolio strategies both to seek to increase the return of the Fund and to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short sales. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies such as inverse securities, credit default swaps and short sales may provide investment leverage to the Fund's portfolio. The Fund is not required to use derivatives or other portfolio strategies to enhance income or to hedge its portfolio and may not do so. There can be no assurance that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

     Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale ("against the box") by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund's potential for loss is greater if it does not own the security that it is short selling.

     Options and Futures Transactions. The Fund may engage in options and futures transactions to reduce its exposure to interest rate movements or to seek to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund's performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into options and futures transaction for hedging purposes or to enhance its return and may choose not to do so.

     Interest Rate Swaps. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's return the Fund may enter into interest rate swap transactions. In swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. The Fund is not required to enter into interest rate swaps for hedging purposes or to enhance its return and may choose not to do so.

     Foreign Securities. The Fund may invest without limitation in securities of issuers domiciled outside the United States, provided that the securities are U.S. dollar denominated or otherwise provide for payment to the Fund in U.S. dollars. The Fund's investments in such issuers involve certain risks that are not involved in domestic investments, including fluctuation in foreign interest rates, future foreign political and economic developments and the possible imposition of exchange controls or other governmental laws or regulations.

     Liquidity of Investments. Certain fixed income securities, including preferred and debt securities, in which the Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

     Debt Securities. The Fund may invest up to 20% of its total assets in debt securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

     High Yield Securities. The Fund may invest up to 20% of its total assets in preferred securities or debt securities that are rated below investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. Non-investment grade securities are often referred to as "high yield" securities, or in the case of non-investment grade debt securities, "junk bonds." Investments in high yield securities entail a higher level of credit risk (loss of income and/or principal) than investments in higher rated securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and repay principal. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer's ability to service its debt obligations may be adversely affected by business developments unique to the issuer, the issuer's inability to meet specific projected business forecasts or the inability of the issuer to obtain additional financing. High yield securities are often unsecured and subordinated to other creditors of the issuer.

     Convertible Securities and Common Stock. The preferred securities and debt securities in which the Fund invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of the fixed convertible securities that the Fund may invest in tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

     The Fund may invest up to 20% of its total assets in common stocks. The Fund does not currently intend to invest directly in common stocks but may acquire and hold common stocks pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of the security or similar transactions. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets.

     Market Disruption. The terrorist attacks in the United States on September 11, 2001 have had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks and related events, including current U.S. military actions in Iraq, have led to increased short term markets volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's AMPS.

     Antitakeover Provisions. The Fund's Articles of Incorporation and By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

                             FINANCIAL HIGHLIGHTS

     Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment
operations on March 28, 2003, 2002 to              , 2003. Since the Fund was
recently organized and commenced operations on March 28, 2003, the table covers a portion of time during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in longer term securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.


                                                                       For the Period
                                                                       March 28, 2003+
                                                                       to       , 2003
                                                                     ===================
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Common stock net asset value, beginning of period...............        $
                                                                     -------------------
Investment income-- net.........................................
Realized and unrealized gain on investments-- net...............
                                                                     -------------------
Total from investment operations................................
                                                                     -------------------
Offering costs..................................................
                                                                     -------------------
Investment income-- net.........................................
Common stock net asset value, end of period.....................        $      .
                                                                     ===================
Market price per share, end of period...........................        $      .
                                                                     ===================
Total Investment Return:**

Based on market price per share.................................             ( .  %)++
                                                                     ===================
Based on common stock net asset value per share.................               .  %++
                                                                     ===================
Ratios Based on Average Net Assets of Common Stock:
Total expenses..................................................               .  %*
                                                                     ===================
Total investment income-- net...................................               .  %*
                                                                     ===================
Investment income-- net, to common stock shareholders...........               .  %*
                                                                     ===================
Ratios Based on Total Average Net Assets:
Total expenses..................................................               .  %*
                                                                     ===================
Total investment income-- net...................................               .  %*
                                                                     ===================
Supplemental Data:
Net assets, applicable to common stock, end of period
  (in thousands)                                                               $    ,
                                                                     ===================
Portfolio turnover..............................................               .  %
                                                                     ===================



-----------------
*    Annualized.
**   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
     Total investment returns exclude the effects of sales charges.
+    Commencement of operations.
++   Aggregate total investment return.


                                   THE FUND

     Preferred Income Strategies Fund, Inc. (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on January 23, 2003, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

     The Fund commenced operations on March 28, 2003 upon the closing of an initial public offering of 36,000,000 shares of its common stock. The net proceeds of such offering were approximately $858,890,000 after the payment of offering expenses and the deduction of the underwriting discount. In connection with the initial public offering of the Fund's common stock, the underwriters were granted an option to purchase up to an additional 5,400,000 shares of common stock to cover overallotments. On April 10, 2003, the Fund issued an additional 2,000,000 shares of common stock pursuant to the underwriters' partial exercise of the overallotment option for additional net proceeds to the Fund of $47,750,000 after the deduction of the underwriting discount.

     The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other closed-end investment companies advised by the Fund's investment adviser with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See "Description of Capital Stock--Certain Provisions of the Articles of Incorporation and By-Laws."

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $         after
payment of offering expenses (estimated to be $         ) and the deduction of
the underwriting discount.

     Due to current illiquidity and scarcity of available securities in the preferred securities markets, investments that in the judgment of the Investment Adviser are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of between [three and six months] following the completion of this offering, depending on market conditions and the availability of appropriate securities, before it is invested in accordance with its investment objectives and policies. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short term money market instruments. See "Investment Objectives and Policies."

                                CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Fund
as of       , 2003 and as adjusted to give effect to the issuance of the shares of AMPS offered hereby.

                                                                                        Actual         As Adjusted
                                                                                  ------------------ ---------------
Shareholders' equity:
Capital Stock (200,000,000 shares authorized)
   Preferred stock, par value $.10 per share (no shares issued; shares of AMPS issued and outstanding, as adjusted, at $25,000 per
   share liquidation preference)...............................................                --         $
                                                                                  ================== ===============
Common stock, par value $.10 per share (          shares
   issued and outstanding).....................................................          $
Capital in excess of par value attributable to common
   stock.......................................................................
Undistributed investment income--net...........................................
Unrealized depreciation on investments--net....................................
                                                                                  ------------------ ---------------
Net assets.....................................................................          $                $
                                                                                  ================== ===============



                             PORTFOLIO COMPOSITION

         As of            , 2003, approximately      % of the market value of
the Fund's portfolio was invested in long term investments and approximately
      % of the market value of the Fund's portfolio was invested in short term investments. The following table sets forth certain information with respect
to the composition of the Fund's long term investments as of           , 2003.

                                                                 Number of            Value
      Moody's*             Fitch*               S&P*              Issues          (in thousands)         Percent
-------------------- ------------------ -------------------- ----------------- -------------------- -----------------
        Aaa                  AAA                AAA                                  $                         %
         Aa                  AA                  AA
         A                    A                  A
        Baa                  BBB                BBB
         Ba                  BB                  BB
         B                    B                  B



                                      9

(table continued)


        Caa                  CCC                CCC
         Ca                  CC                  CC
         C                    C                  C
                             DDD                 D
                             DD
                              D
                                        -------------------- ----------------- -------------------- -----------------
    Total...........                                                                 $                         %
                                        ==================== ================= ==================== =================
-------------
* Ratings: Using the higher of Moody's, Fitch or Standard & Poor's ("S&P") ratings on the Fund's long term investments. See "Schedule of Investments." Moody's rating categories may be modified further by a 1, 2 or 3 in Aa,
A, Baa, Ba, B and Caa ratings. Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A,
BBB, BB, B and CCC. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and
CCC ratings.


                      INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is to provide common stockholders with current income. The secondary investment objective of the Fund is to provide common stockholders with capital appreciation. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer ("preferred securities"). Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its assets in preferred securities. For this purpose, "assets" means net assets, including assets acquired from the sale of AMPS or other preferred stock, plus the amount of any borrowings for investment purposes. This is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days' prior notice of any change as required by the rules under the 1940 Act. Under normal market conditions, the Fund intends to invest primarily in fully taxable preferred securities. The Fund's portfolio of preferred securities may include both fixed and adjustable rate securities. There can be no assurance that the Fund's investment objectives will be realized.

     The Fund may invest without limitation in securities of issuers domiciled outside the United States that are U.S. dollar denominated investments or otherwise provide for payment to the Fund in U.S. dollars.

     The Fund allocates its investments among various industries and among issuers in such industries based on the Investment Adviser's evaluation of market and economic conditions. Under normal circumstances, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. Emphasis on these sectors may subject the Fund to certain risks.

     Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its total assets in preferred securities or debt securities that are rated investment grade by the established rating services (Baa or higher by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Standard & Poor's ("Standard & Poor's") or BBB or higher by Fitch, Inc. ("Fitch")) or, if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated below investment grade (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality, provided that such securities are issued by an issuer having outstanding a class of senior debt rated investment grade.

     Securities rated Baa by Moody's, BBB by Standard & Poor's or BBB by Fitch, although investment grade, are considered to have speculative characteristics. Securities rated Baa by Moody's are considered by Moody's as medium to lower medium grade securities; they are neither highly protected nor poorly secured; dividend or interest payments and capital or principal security, as the case may be, appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of

Moody's, securities in this rating category lack outstanding investment characteristics. Standard & Poor's regards such securities as having an adequate capacity to pay dividends or interest and repay capital or principal, as the case may be; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of Standard & Poor's, to lead to a weakened capacity to pay dividends or interest and repay capital or principal for securities in this category than in higher rating categories. Securities rated BBB by Fitch are considered by Fitch to have adequate capacity for timely payment of financial commitments, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. Securities rated Ba by Moody's, BB by Standard & Poor's and BB by Fitch are considered to have speculative elements and a greater vulnerability to default than higher rated securities. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The descriptions of the investment grade rating categories by Moody's, Standard & Poor's and Fitch, including a description of their speculative characteristics, are set forth in Appendix A. All references to securities ratings by Moody's, Standard & Poor's and Fitch in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., Baa1, Baa2 and Baa3 in the case of Moody's, BBB+ and BBB- in the case of Standard & Poor's and BBB+ and BBB- in the case of Fitch). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or weighted average portfolio. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

     The Fund also may invest up to 20% of its total assets in common stocks. The Fund does not currently intend to invest directly in common stocks but may acquire and hold common stocks pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of the security or similar transactions.

     The allocation of the Fund's assets in various types of preferred, debt and equity securities may vary from time to time depending on the Investment Adviser's assessment of market conditions.

     The Fund may engage in various portfolio strategies to seek to enhance its return or to hedge its portfolio against movements in interest rates through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling. Each of these portfolio strategies is described below. There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

     The Fund may vary its investment policies for temporary defensive purposes during periods in which the Investment Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund for temporary defensive purposes may invest up to 100% of its total assets in securities issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other debt securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash.

     For so long as the AMPS are rated by Moody's or Fitch, the Fund's use of certain portfolio management techniques or investments will be subject to limitations described under "Rating Agency Guidelines" herein and in the statement of additional information.

     The Fund may invest in, among other things, the types of instruments described below:

Description of Preferred Securities

     General. Under normal market conditions and after the initial investment period following the Fund's common stock offering, the Fund will invest at least 80% of its total assets in preferred securities. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities include "hybrid" or taxable preferred securities and traditional preferred stocks whose dividends qualify for the Dividends Received Deduction as described below. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer's capital structure and their value is heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     Taxable Preferred Securities. Based on current market conditions, the Fund intends to invest primarily in taxable preferred securities (often referred to as "hybrid" preferred securities), the payments on which are not eligible for the dividends received deduction allowed to corporate shareholders ("Dividends Received Deduction") pursuant to Section 243 of the Internal Revenue Code of 1986, as amended (the "Code"). Such payments constitute deductible interest expense for issuers thereof rather than dividends eligible for the Dividends Received Deduction. Pursuant to Section 243 of the Code, corporations generally may deduct 70% of the dividend income they receive from domestic corporations. Corporate stockholders of a regulated investment company, for which status the Fund intends to qualify, generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts received by the regulated investment company that qualify for the Dividends Received Deduction. However, many preferred securities pay dividends that are not eligible for the Dividends Received Deduction. The taxable preferred securities in which the Fund intends to invest typically offer additional yield spread versus other types of preferred securities due to the fact that payments made with respect to such preferred securities do not qualify for the Dividends Received Deduction. Accordingly, any corporate stockholder should assume that none of the distributions it receives from the Fund will qualify for the Dividends Received Deduction. In addition, it is expected that Fund distributions derived from income on taxable preferred securities will not be excludable from taxable income under certain proposals currently being discussed by federal government officials. Discussion of these proposals is ongoing, so their impact on the Fund and its stockholders cannot be predicted. Changes in the tax treatment of preferred securities and payments thereon may result in an increase in the supply of and demand for preferred securities making payments eligible for the Dividends Received Deduction. If such changes in the preferred securities market were to occur, the Fund may invest a greater percentage of its assets in preferred securities making payments eligible for the Dividends Received Deduction than is currently anticipated. Taxable preferred securities are a comparatively new asset class. Taxable preferred securities include but are not limited to: trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes and other trust preferred securities.

     Taxable preferred securities are typically issued by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is generally divided into the "$25 par" and the "institutional" segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (the "NYSE"), which trade and are quoted "flat"(i.e., without accrued dividend income that is not included in the trading price) and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange listed, which trade and are quoted on an "accrued income" basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

     Taxable preferred securities normally constitute junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities often permit the issuer to defer the payment of income for a specified period, which may be eighteen months or more, without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), issuers and investors generally treat taxable preferred securities as close substitutes for traditional preferred securities. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     Taxable preferred securities are often issued with a final maturity date, although some are perpetual in nature. In certain instances, the final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without any adverse consequence to the issuer. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer default on its obligations under such a security, the amount of dividends the Fund pays to stockholders may be adversely affected.

     Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies, and are not direct obligations of the operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the securities issued by the trust or special purpose entity), which enables the operating company to deduct for federal income tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.

     Accordingly, dividend payments made with respect to such taxable preferred securities are treated as interest rather than dividends for federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's assets over the operating company's common stockholders, but would typically be subordinated to other classes of the operating company's debt. Typically a taxable preferred security has a rating that is slightly below that of its corresponding operating company's senior debt securities. As a result of their subordinated position in an issuer's capital structure, taxable preferred securities typically offer investors a higher interest payment compared to the senior debt securities of the operating company.

     Traditional Fixed Rate Preferred Securities. Unlike taxable preferred securities, traditional fixed rate preferred securities generally have fixed dividend rates for the life of the issue and typically, unless issued by a foreign corporation, pay dividends that qualify for the Dividends Received Deduction. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred securities are convertible into other equity securities. Perpetual preferred securities provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred securities provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred securities can be expected to vary inversely with interest rates. Certain fixed rate preferred securities have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred securities stockholder will be able to dispose of its holdings close to a pre-specified price, typically equal to par or a stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred securities. Another common form of fixed rate preferred securities is the traditional convertible preferred security, which permits the holder to convert into a specified number of shares at the holder's option at any time prior to a specified date. Innovative preferred securities and convertible preferred securities are less liquid than the traditional fixed rate preferred security.

     Dividends on any series of preferred stock may be cumulative or non-cumulative. Cumulative dividends accumulate until paid out, so if on the dividend payment date no dividend is declared such obligation will exist and take precedence over any common stock dividends until paid out. Non-cumulative dividends do not accrue and any omitted dividends will never be paid.

     Adjustable Rate Preferred Securities. Unlike traditional fixed rate preferred securities, adjustable rate preferred securities are preferred securities that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. Adjustable rate preferred securities generally pay dividends that qualify for the

Dividends Received Deduction. The adjustable feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates.

     The dividend rate on adjustable rate preferred securities typically is determined quarterly according to an adjustment formula established at the time of issuance of such securities that cannot be changed without approval of the holders thereof. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to: (1) rates on specific classes of debt securities issued by the U.S. Treasury, such as the highest base rate yield of the 90-day Treasury bill, the 10-year Treasury note, or either the 20-year or 30-year Treasury bond or (2) London Interbank Offered Rate, with limits (known as "collars") on the minimum dividend rate that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the stock. As the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the preferred securities.

     The market values of outstanding issues of adjustable rate preferred securities may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different yield than the adjustment formulas produce, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short term and long term interest rates, as well as other factors. Most of the adjustable rate preferred securities currently outstanding are perpetual.

     Auction Rate Preferred Securities. Auction rate preferred securities pay dividends that adjust based upon periodic auctions. Such preferred securities are similar to short term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred securities at par in an auction, through which buyers set the dividend rate in a bidding process for the next pre-determined dividend period. The dividend rate set in the auction depends upon market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred securities' dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of auction rate preferred securities generally provide that they are redeemable by the issuer at certain times or under certain conditions.

     Remarketed Preferred Securities. Like buyers of auction rate preferred securities, buyers of shares of a series of remarketed preferred securities receive a uniform dividend rate. In a remarketing, however, unlike an auction, the dividend rate and dividend period are set by remarketing agents, taking into account sell and hold orders from existing holders, the rates and number of shares sought by potential buyers and prevailing market conditions. During the remarketing process, remarketing agents use their reasonable best efforts to remarket the remarketed preferred securities tendered for sale in the remarketing. The dividend rate for each dividend period will be the rate per annum that the remarketing agents determine, in their sole discretion, to be the lowest rate, giving effect to the allocation of shares of remarketed preferred stock among dividend periods of different lengths, that will enable the remarketing agents to sell at par all shares tendered for sale in the remarketing.

                          --------------------------

     From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Description of Convertible Securities

     A convertible security is a bond, debenture, note or preferred security that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

Description of Debt Securities

     The Fund may invest up to 20% of its total assets in debt securities with ratings equivalent to those of the preferred securities in which the Fund may invest. Debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities including notes, bonds and debentures; certificates of deposit and bankers' acceptances, or time deposits; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

Description of Common Stocks

     The Fund may invest up to 20% of its total assets in common stocks. The Fund currently has no intention to invest directly in common stocks but may acquire and hold common stock pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of a portfolio security or similar transaction. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other stockholder or class of stockholders, including holders of such entity's preferred securities and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Illiquid Securities

     The Fund may invest in preferred securities, debt securities and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid securities.


                           OTHER INVESTMENT POLICIES

     The Fund has adopted certain other policies as set forth below:

Investment Emphasis

     Under normal market conditions, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also expects to have significant exposure to the industries comprising the utilities sector. If adverse economic conditions prevail in the financial services industries sector at some future date, the Fund, for defensive purposes may temporarily invest less than 25% of its total assets in the industries comprising the financial services sector.

     Financial Services. Under normal market conditions, the Fund will invest at least 25% of its total assets in securities issued by companies in the industries comprising the financial services sector. The companies in the financial services sector are companies principally engaged in financial services. A company is principally engaged in financial services if it owns financial service related assets that constitute at least 50% of its revenue from providing financial services. The financial services industries includes bank holding companies, commercial banks, industrial banks, savings institutions, credit unions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, commodity brokerage houses, investment advisory companies, leasing companies, life insurance companies, property insurance companies, casualty insurance companies, multi-line insurance companies and companies providing similar services.

     The Fund's emphasis on securities of financial services companies makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the financial services sector are subject to a variety of factors that may adversely affect their business or operations, including extensive regulation at the federal and/or state level and, to the extent that they operate internationally, in other countries. Each of these industries also may be significantly affected by changes in prevailing interest rates, general economic conditions and industry specific risks. The enactment of new legislation and regulation, as well as changes in the interpretation and enforcement of existing laws and regulations, may directly affect the manner of operations and profitability of participants in the financial services sector. From time to time, changes in law and regulation have permitted greater diversification of their financial products, but their ability to expand by acquisition or branching across state lines and to engage in non-banking activities continues to be limited. Federal or state law and regulations require banks, bank holding companies, broker dealers and insurance companies to maintain minimum levels of capital and liquidity. Bank regulators have broad authority and can impose sanctions, including conservatorship or receivership, on non- complying banks even when these banks continue to be solvent, thereby possibly resulting in the elimination of stockholders' equity.

     Utilities. From time to time the Fund also will have significant exposure to issuers in the industries comprising the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. These industries include companies primarily engaged in the generation, transmission, sale or distribution of electric energy; the distribution, purification and treatment of water; the provision of sewage management, treatment or other sanitary services; the production, transmission or distribution of natural gas; and the provision of pollution control or abatement services.

     The Fund's emphasis on securities of utilities issuers makes it more susceptible to adverse conditions affecting such industries than a fund that does not have its assets invested to a similar degree in such issuers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, governmental regulation of rates charged to customers, costs associated with environmental and other regulations, the effects of economic slowdowns and surplus capacity, increased competition from other providers of utility services, technological innovations that may render existing plants, equipment or products obsolete, inexperience with and potential losses resulting from a developing deregulatory environment, including losses and regulatory issues in connection with energy trading, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers, and the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes.

     There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

     The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

Indexed and Inverse Floating Obligations

     The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund also may invest in securities whose return is inversely related to changes in an interest rate ("inverse floaters"). In general, inverse floaters change in value in a manner that is opposite to most bonds--that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

     In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to enhance its return. However, the Fund also may invest in interest rate swaps to seek to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund's custodian.

     The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization ("NRSROs") at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit the Fund's ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to stockholders. See "Taxes."

Credit Default Swap Agreements

     The Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value"(full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund will at all times segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission (the "Commission")). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

Investments in Foreign Securities

     The Fund may invest without limitation in preferred securities and debt securities of issuers domiciled outside of the United States that are U.S. dollar denominated or provide for payment to the Fund in U.S. dollars. Investment in foreign securities involves certain risks not involved in domestic investments.

     Public Information. Many of the foreign securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Fund's (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Options

     Call Options. The Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

     The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining.

     The Fund also is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, the Fund will segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund's income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

     Put Options. The Fund is authorized to purchase put options to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

     The Fund also has authority to write (i.e., sell) put options on the types of securities that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions.

     The Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire a security at a net cost below the current market value. The Fund has the obligation to buy the securities at an agreed upon price if the securities decrease below the exercise price. If the securities price increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities at the exercise price. The Fund will segregate with its custodian in connection with such transaction unencumbered liquid securities or cash with a value at least equal to the Fund's exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss. The Fund also may purchase uncovered put options.

Financial Futures and Options Thereon

     The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance the Fund's income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract, to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodities Futures Trading Commission (the "CFTC"). Transactions by the Fund in futures contracts and financial futures are subject to limitations as described in the statement of additional information under "Investment Objectives and Policies--Financial Futures and Options Thereon."

     The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

     The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "--Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions and Options and Futures
Transactions

     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

     Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Fund's use of futures and options thereon when it generally uses such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Utilization of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Fund, the Fund's losses will not be limited.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund intends to enter into options and futures transactions, on an exchange or in the over- the-counter market, only if there appears to be a liquid secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Fund also may make short sales "against the box." These transactions will involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration.

Other Investment Strategies

     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements leverages the Fund's investment since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. As a result, the market value of such securities generally will be more volatile than that of other portfolio investments. At the time the Fund enters into a reverse repurchase agreement, it may segregate with its custodian liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund segregates such liquid instruments a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33-1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made, with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or its affiliates and to retain an affiliate of the Fund as lending agent. See "Portfolio Transactions."

     When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value at all times will exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Standby Commitment Agreements. The Fund from time to time may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund at all times will segregate with the custodian cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

                           ------------------------

     The Fund may in the future employ new or additional investment strategies and instruments if those strategies and instruments are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

                              DESCRIPTION OF AMPS

General

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the back of this prospectus.

     The AMPS of each series will be shares of preferred stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of AMPS generally will be a 7-Day Dividend Period in the case of Series [ ] AMPS and a 28-Day Dividend Period in the case of Series [ ] AMPS; provided however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "The Auction" herein and in the statement of additional information.

     The following is a brief description of the terms of the shares of AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Articles of Incorporation and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Articles of Incorporation and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this prospectus is a part.

Dividends

     General. The holders of shares of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid in preference to and in priority over any dividends so declared and payable on the Fund's common stock.

     Dividends on the shares of AMPS will accumulate from the date on which the Fund originally issues the shares of AMPS (the "Date of Original Issue") and will be payable on the dates described below. Dividends on shares of AMPS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for AMPS, dividends on AMPS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period, 28-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Thus, following the Initial Dividend Payment Date for AMPS, dividends generally will be payable (in the case of Dividend Periods which are not
Special Dividend Periods) on each succeeding [fourth]         in the case of
the Series A AMPS, [fourth]         in the case of the Series B AMPS, [fourth]
         in the case of the Series C AMPS, [fourth]         in the case of the
Series D AMPS and [fourth]          in the case of the Series E AMPS. Although
any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. The Board of Directors by resolution prior to authorization of a dividend by the Board of Directors may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of AMPS set forth in the Charter. The Initial Dividend Period, 7-Day Dividend Periods, 28-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

     Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "The Auction -- Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on shares of AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

     Holders of shares of AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Non-Payment Period; Late Charge." No interest will be payable in respect of any dividend payment or payments on the shares of AMPS which may be in arrears.

     The amount of cash dividends per share of any series of AMPS payable (if declared) on the Initial Dividend Payment Date, each Dividend Payment Date of each 7-Day Dividend Period, each Dividend Payment Date of each 28-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of AMPS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

     Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of AMPS will be a number of days (other than seven in the case of Series [ ] AMPS and other than 28 in the case of Series [ ] AMPS), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for a series of AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period for the AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In the event the Response indicates that it is advisable that the Fund give a notice of a Special Dividend Period for the series of AMPS, the Fund, by no later than the second Business Day prior to such Auction Date may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer. See "Description of AMPS -- Dividends -- Notification of Dividend Period" in the statement of additional information for a detailed description of these procedures.

     Determination of Dividend Rate. The dividend rate on shares of the AMPS during the period from and including the Date of Original Issue for each series of AMPS to but excluding the Initial Dividend Payment Date (the "Initial Dividend Period") with respect to each series of AMPS will be the rate per annum set forth above under "Offering Summary." Commencing on the Initial Dividend Payment Date for each series of AMPS, the Applicable Rate on each series of AMPS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or calendar day prior to the last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for AMPS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends -- General."

     Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of AMPS would be less than 200% (or such other percentage as in the future may be required by law). The Fund estimates that, based on the
composition of its portfolio at             , 2003, asset coverage with
respect to shares of AMPS would be approximately       % representing
approximately [36%] of the Fund's capital and [56%] of the Fund's common stock equity immediately after the issuance of the shares of AMPS offered hereby. Under the Code, the Fund, among other things, must distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases under certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes" in the statement of additional information.

     Upon any failure to pay dividends on shares of AMPS for two years or more, the holders of the shares of AMPS will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of shares of AMPS upon any failure to pay dividends on shares of the Fund.

Asset Maintenance

     The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

     1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Redemption" below.

     The 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby (after giving effect to the deduction of the underwriting discount and offering expenses for the shares of AMPS) will be computed as follows:

       Value of Fund assets less
     liabilities not constituting
           senior securities              =   $                      =      %
--------------------------------------        --------------------
           Senior securities
       representing indebtedness
     plus liquidation value of the
            shares of AMPS

     AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each week (a "Valuation Date") Moody's Eligible Assets and Fitch Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. The AMPS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS then outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of AMPS -- Asset Maintenance -- AMPS Basic Maintenance Amount" in the statement of additional information. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the tenth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "Redemption" herein and in the statement of additional information.

Redemption

     Optional Redemption. To the extent permitted under the 1940 Act and under Maryland law, upon giving a Notice of Redemption, as provided in the statement of additional information, the Fund, at its option, may redeem shares of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to such series of shares or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding shares of AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of common stock for any significant period of time than that obtainable if the common stock were unleveraged.

     Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Fund fails to maintain Fitch Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption.

     For a discussion of the allocation procedures to be used if fewer than all of the outstanding AMPS of either series are to be redeemed and for a discussion of other redemption procedures, see "Description of AMPS -- Redemption" in the statement of additional information.

Liquidation Rights

     Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any shares of common stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments. If such assets of the Fund shall be insufficient to make the full liquidation payment on each outstanding series of AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of such shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

     Except as otherwise indicated in this prospectus and the statement of additional information and except as otherwise required by applicable law, holders of shares of AMPS will be entitled to one vote per share on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of shares of common stock as a single class.

     The 1940 Act and the Articles Supplementary require that the holders of preferred stock, including the AMPS, voting as a separate class, have the rights to elect two of the Fund's Directors at all times and to elect a majority of the Directors at any time that two full years' dividends on the AMPS are unpaid. The holders of AMPS will vote as a separate class or classes on certain other matters as required under the Articles Supplementary, the 1940 Act and Maryland law. In addition, each series of AMPS may vote as a separate series under certain circumstances. See "Description of AMPS -- Voting Rights" in the statement of additional information.


                                  THE AUCTION

General

     Holders of the shares of AMPS of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days in the case of Series [ ] AMPS and 28 days in the case of Series [ ] AMPS subject to certain exceptions set forth under "Description of AMPS -- Dividends-General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

     The provisions of the Articles Supplementary establishing the terms of the shares of AMPS offered hereby will provide that the Applicable Rate for each series of AMPS for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Articles Supplementary (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell shares of AMPS of such series. The Auction Procedures are attached as Appendix C to the statement of additional information.

     Each periodic operation of such procedures with respect to the shares of AMPS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on shares of AMPS of any series or the redemption price of shares of AMPS of such series called for redemption, the Applicable Rate for shares of AMPS will be determined as set forth under "Description of AMPS -- Dividends-Non-Payment Period; Late Charge" in the statement of additional information.

     Auction Agent Agreement. The Fund will enter into an agreement (the "Auction Agent Agreement") with The Bank of New York (together with any successor bank or trust company or other entity entering into a similar agreement with this Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

     Broker-Dealer Agreements. The Auction Agent will enter into agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"),
            and            , and may enter into similar agreements
(collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. Merrill Lynch is an affiliate of the Investment Adviser in that they share a common parent, Merrill Lynch & Co., Inc.

     Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of AMPS of each series. One or more registered certificates for all of the shares of each series of AMPS initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS of the series to which it relates contained in the Articles Supplementary. Cede initially will be the holder of record of all shares of AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of shares of AMPS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.

Auction Procedures

     The following is a brief discussion of the procedures to be used in conducting Auctions. Separate auctions will be conducted for each series of AMPS. This summary is qualified by reference to the Auction Procedures set forth in Appendix C to the statement of additional information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to the statement of additional information.

     Auction Date. An Auction to determine the Applicable Rate for the shares of each series of AMPS offered hereby for each Dividend Period (other than the Initial Dividend Period therefor) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Dividend Period, which first day is also a Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by law to close. Auctions for shares of Series A AMPS for Dividend Periods after the Initial Dividend Period
normally will be held every [fourth]           after the preceding Dividend
Payment Date, and each subsequent Dividend Period normally will begin on the
following            (also a Dividend Payment Date). Auctions for shares of
Series B AMPS for Dividend Periods after the Initial Dividend Period normally
will be held every [fourth]            after the preceding Dividend Payment
Date, and each subsequent Dividend Period normally will begin on the following (also a Dividend Payment Date). Auctions for shares of Series C AMPS for Dividend Periods after the Initial Dividend Period normally will be held every
[fourth]           after the preceding Dividend Payment Date, and each
subsequent Dividend Period normally will begin on the following [fourth]
           (also a Dividend Payment Date). Auctions for shares of Series D
AMPS for Dividend Periods after the Initial Dividend Period normally will be
held every [fourth]             after the preceding Dividend Payment Date, and
each subsequent Dividend Period normally will begin on the following
(also a Dividend Payment Date). Auctions for shares of Series E AMPS for Dividend Periods after the Initial Dividend Period normally will be held every
[fourth]           after the preceding Dividend Payment Date, and each
subsequent Dividend Period normally will begin on the following
(also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be
consecutive calendar days. For example, in most cases, if the           that
normally would be an Auction Date for Series A AMPS is not a Business Day,
then such Auction Date will be the preceding          and the first day of
the related Dividend Period will continue to be the following           . See
"Description of AMPS -- Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

     Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date:

          (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

               (i) Hold Order -- indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

               (ii) Bid -- indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

               (iii) Sell Order -- indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

          (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of AMPS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of AMPS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

     The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

     In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of AMPS then held by such Beneficial Owner, as well as Bids for additional shares of AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

     The Maximum Applicable Rate for shares of AMPS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

     The Maximum Applicable Rate for shares of AMPS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage will be determined based on the lower of the credit rating or ratings assigned on such date to such shares by Moody's and Fitch (or if Moody's or Fitch or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) as follows:

                      Credit Ratings                     Applicable Percentage
                      --------------                       of Reference Rate
                                                           -----------------
     Moody's                        Fitch
-----------------               -------------

Aa3 or higher                   AA- or higher                    150%
A3  to A1                       A-  to A+                        200%
Baa3 to Baa1                    BBB- to BBB+                     225%
Below Baa3                      Below BBB-                       275%

     There is no minimum Applicable Rate in respect of any Dividend Period.

     The Applicable Percentage as so determined may be further subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the AMPS Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable Fitch and Moody's to provide a rating for the AMPS, subject to the Fund's ability to terminate compliance with the rating agency guidelines discussed under "Rating Agency Guidelines." If either Fitch or Moody's, or both, shall not make such a rating available and subject to the Fund's ability to terminate compliance with the rating agency guidelines discussed under "Rating Agency Guidelines," Merrill Lynch or its affiliates and successors, after obtaining the Fund's approval, will select another NRSRO (a "Substitute Rating Agency") or two other NRSROs ("Substitute Rating Agencies") to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

     Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

     Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing.

     A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement" below.

     If one or more Orders covering in the aggregate all of the outstanding shares of AMPS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of more than 28 days) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of more than 28 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of AMPS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

     If all of the outstanding shares of AMPS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all shares of AMPS of such series will be 80% of the Reference Rate on the date of the applicable Auction.

     For the purposes of an Auction, shares of AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of AMPS -- Redemption" in the statement of additional information, will not be considered as outstanding and will not be included in such Auction. Pursuant to the Articles Supplementary of the Fund, the Fund will be prohibited from reissuing and its affiliates

(other than Merrill Lynch) will be prohibited from transferring (other than to the Fund) any shares of AMPS they may acquire. Neither the Fund nor any affiliate of the Fund may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer (i.e., Merrill Lynch) may submit an Order.

     Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%.

     If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

          (a) any Hold Order will be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

          (b) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of outstanding shares of AMPS subject to any Hold Order referred to in clause (a) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (a) above and of the foregoing portion of this clause (b) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (b) shall be treated as the subject of a Bid by a Potential Holder; and

          (c) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the sum of the number of shares of AMPS subject to Hold Orders referred to in clause (a) above and the number of shares of AMPS subject to valid Bids by such Existing Holder referred to in clause (b) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of AMPS equal to such excess.

     If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of AMPS therein specified.

     Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of AMPS over the number of outstanding shares of AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate).

     If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of AMPS then outstanding.

     If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period (in the case of Series [ ] AMPS) and a 28-Day Dividend Period (in the case of Series [ ] AMPS), and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

     If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

     Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of AMPS will sell, continue to hold and/or purchase shares of AMPS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of AMPS subject to such Hold Orders.

     If Sufficient Clearing Bids have been made:

          (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of AMPS subject to such Submitted Bid or Submitted Sell Order;

          (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

          (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of AMPS subject to such Submitted Bid;

          (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bids, unless the number of outstanding shares of AMPS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available AMPS over the number of shares of AMPS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the number of outstanding shares of AMPS subject to all such Submitted Bids of such Existing Holders; and

          (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available AMPS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the shares of AMPS subject to all such Submitted Bids of Potential Holders.

     If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders):

          (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

          (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of AMPS subject to such Submitted Bid; and

          (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

     If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of AMPS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of AMPS. If any Potential Holder would be entitled or required to purchase less than a whole share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS.

     Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of AMPS by telephone at approximately 3:00 P.M., Eastern time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of AMPS as a result of the Auction and will advise each customer purchasing or selling shares of AMPS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of AMPS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the AMPS. The Auction Agent will record each transfer of shares of AMPS on the record book of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for shares of AMPS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

     If any Existing Holder selling shares of AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of AMPS in such Auction may deliver to such person a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of AMPS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver shares of AMPS or to pay for shares of AMPS purchased or sold pursuant to an Auction or otherwise.

Broker-Dealers

     General. The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of any series of AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

     Fees. The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period or 28-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the shares of AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, shares of AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

     Secondary Trading Market. The Broker-Dealers intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may sell AMPS between Auctions at a price per share of less than $25,000.

                           RATING AGENCY GUIDELINES

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this prospectus.

     The Fund intends that, so long as shares of AMPS are outstanding, the composition of its portfolio will reflect guidelines established by Moody's and Fitch in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least Aaa from Moody's and AAA from Fitch. Moody's and Fitch, which are NRSROs, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Board of Directors of the Fund may determine that it is not in the best interest of the Fund to continue to comply with the guidelines of Moody's or Fitch (described below). If the Fund voluntarily terminates compliance with Moody's or Fitch guidelines, the Fund will no longer be required to maintain a Moody's Discounted Value or a Fitch Discounted Value, as applicable, at least equal to the AMPS Basic Maintenance Amount. If the Fund voluntarily terminates compliance with Moody's or Fitch's guidelines, or both, at the time of termination, it must continue to be rated by at least one NRSRO.

     The guidelines described below have been developed by Moody's and Fitch in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and Fitch to issue the above described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of AMPS -- Asset Maintenance" herein and in the Statement of Additional Information.

     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount. Moody's and Fitch each has established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.

     Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of AMPS will be subject to redemption. See "Description of AMPS -- Asset Maintenance" and "Description of AMPS -- Redemption" herein and in the statement of additional information.

     The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary, the Board of Directors, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and Fitch that any such change would not impair the ratings then assigned by Moody's and Fitch to the AMPS.

     As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of shares of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common stock has not been rated by a NRSRO.

     For additional information concerning the Moody's and Fitch ratings guidelines, see "Rating Agency Guidelines" in the statement of additional information.

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

     The Investment Adviser, which is owned and controlled by Merrill Lynch & Co. Inc., ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of February 2003, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $439 billion in investment company and other portfolio assets under management, including approximately $260 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain management services for the Fund. The Fund will be managed by a team of investment professionals from the Investment Adviser. The co-portfolio managers primarily responsible for the Fund's day-to-day management are John Burger, Robert Peterson and Thomas Musmanno.

     For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage ("average weekly net assets" means the average weekly value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

                                     TAXES

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation.

     The Internal Revenue Service (the "IRS"), in a revenue ruling, held that certain auction rate preferred stock would be treated as stock for Federal income tax purposes. The terms of the AMPS are substantially similar, but not identical, to the auction rate preferred stock discussed in the revenue ruling, and in the opinion of Sidley Austin Brown & Wood LLP, counsel to the Fund, the shares of AMPS will constitute stock of the Fund and distributions with respect to shares of AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the shares of AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of AMPS would constitute taxable interest income, whether or not they exceeded the earnings and profits of the Fund. In such an event, the designations of particular types of income, such as capital gains, income eligible for the Dividends Received Deduction and income eligible for the foreign tax credit, as described below, would not be effective.

     Generally within 60 days after the end of the Fund's taxable year, the Fund will tell you the amount of capital gain dividends and dividends eligible for the Dividends Received Deduction, if any, you have received during the year. Capital gain dividends are taxable as long-term capital gains to you regardless of how long you have held your shares, and are generally taxed at lower rates than ordinary income dividends. The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (e.g., ordinary income, capital gains and any amounts eligible for the Dividends Received Deduction or the foregin tax credit). Accordingly, the Fund intends to designate dividends paid to each series of AMPS as capital gain dividends, eligible for the Dividends Received Deduction or eligible for the foreign tax credit, as applicable, in proportion to each series' share of total dividends paid during the year.

     Because the Fund expects its portfolio to consist primarily of "hybrid" or taxable preferred stock, most of the Fund's distributions generally will not qualify for the dividends received deduction generally available to corporate shareholders. In addition, most dividends from the Fund are not expected to be excludable from an individual's taxable income under certain proposals currently under discussion by federal government officials. Because discussion of these proposals is ongoing, the impact of the proposals on the Fund and its stockholders cannot be predicted.

     If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of AMPS -- Restrictions on Dividends and Other Payments" in the statement of additional information. This may prevent the Fund from meeting certain distribution requirements for qualification as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. See "Description of AMPS -- Redemption" in the statement of additional information. There can be no assurance, however, that any such action would achieve such objectives.

     If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

     By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a tax identification number or social security number or if the number you have provided is incorrect.

     This section summarizes some of the consequences under current Federal tax law of an investment of AMPS of the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of purchasing and holding AMPS under all applicable tax laws.

                         DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially were classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. In this regard, the Board
of Directors has reclassified               shares of unissued common stock
as AMPS. For a description of the shares of AMPS, see "Description of AMPS" herein and in the statement of additional information.

         The following table shows the amount of (i) capital stock authorized,
     (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of , 2003.


                                                                                              Amount Outstanding
                                                                       Amount Held           (Exclusive Of Amount
                                                     Amount            By Fund For             Held By Fund For
                Title of Class                     Authorized        Its Own Account           Its Own Account)
--------------------------------------------    ---------------    -------------------     ------------------------
Common Stock...............................                                -0-
Auction Market Preferred Stock.............
     Series A AMPS.........................                                -0-
     Series B AMPS.........................                                -0-
     Series C AMPS.........................                                -0-
     Series D AMPS.........................                                -0-
     Series E AMPS.........................                                -0-

Common Stock

     Holders of common stock are entitled to share equally in dividends declared by the Board of Directors payable to holders of common stock and in the net assets of the Fund available for distribution to holders of common stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. Neither holders of common stock nor holders of preferred stock have pre-emptive or conversion rights and shares of common stock are not redeemable. The outstanding shares of common stock are fully paid and non-assessable.

     Holders of common stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of AMPS or other preferred stock on each matter submitted to a vote of holders of common stock, except as described under "Description of AMPS -- Voting Rights" herein and in the statement of additional information.

     Shareholders are entitled to one vote for each share held. The shares of common stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of common stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of common stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

     So long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Description of AMPS - Restrictions on Dividends and other Payments" herein and in the statement of additional information."

         The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

     The shares of common stock commenced trading on the New York Stock
Exchange (the "NYSE") on March 26, 2003. At            , 2003, the net asset
value per share of common stock was $            and the closing price per
share on the NYSE was $            .

Preferred Stock

     Under the Articles Supplementary, the Fund is authorized to issue an
aggregate of     shares of AMPS. See "Description of AMPS." Under the 1940 Act,
the Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of common stock nor holders of preferred stock have pre-emptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.

Certain Provisions of the Charter and By-Laws

     The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of AMPS and any other preferred stock may be removed only by action of AMPS and any other preferred stock.

     In addition, the Charter requires the favorable vote of the holders of at least 66-2/3% of the Fund's shares to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     o    a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock, including the AMPS, then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66-2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares (as defined in the 1940 Act) of preferred stock of the Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

     The Charter and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66-2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Board of Directors has determined that the 66-2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Articles of Incorporation on file with the Commission for the full text of these provisions.

     The Fund's By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.

                                   CUSTODIAN

     The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 225 Franklin Street, Boston,
Massachusetts 02110.

                                 UNDERWRITING

     Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has agreed, subject to the terms and conditions contained in a purchase agreement with the Fund and the Investment Adviser, to purchase from the Fund all of the shares of AMPS offered hereby. The Underwriter has agreed to purchase all such shares if any are purchased.

     The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriter may be required to make in respect of those liabilities.

     The Underwriter is offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the Underwriter of officer's certificates and legal opinions. The Underwriter reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

     The Underwriter has advised the Fund that it proposes initially to offer the shares of AMPS to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession
not in excess of $       per share. The Underwriter may allow, and the dealers
may reallow, a discount not in excess of $        per share to other dealers.
There is a sales charge or underwriting discount of $        per share, which
is equal to    % of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any AMPS purchased in the offering on
or before         , 2003.

     The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund.

                                                  Per Share             Total
                                                -------------         --------
Public offering price                              $25,000                $
Underwriting discount                                 $                   $
Proceeds, before expenses, to the Fund                $                   $

     The expenses of the offering, excluding underwriting discount, are
estimated at $           and are payable by the Fund.

Other Relationships

     The Investment Adviser (and not the Fund) also has agreed to pay a fee to Merrill Lynch quarterly at the annual rate of 0.10% of the Fund's average weekly net assets (including assets attributable to any preferred stock that may be outstanding), plus the proceeds of any outstanding borrowings used for leverage, during the continuance of the Investment Advisory Agreement. The maximum amount of this fee will not exceed 4.5% of the aggregate initial offering price of the Fund's initial public offering of its common stock; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% back to the closing date of this offering. Merrill Lynch has agreed to provide certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

     Merrill Lynch will act in Auctions as a Broker-Dealer as set forth under "The Auction -- General -- Broker-Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "The

Auction -- Broker-Dealers." Merrill Lynch also may provide information to be used in ascertaining the Reference Rate.

     The Fund also anticipates that Merrill Lynch may from time to time act as a broker in connection with the execution of its portfolio transactions. See "Portfolio Transactions." Merrill Lynch is an affiliate of the Investment Adviser. See "Investment Restrictions" and "Portfolio Transactions" in the statement of additional information.

     The address of the Underwriter is 4 World Financial Center, New York, New York 10080.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The transfer agent, dividend disbursing agent and registrar for the Fund's shares of AMPS is The Bank of New York, 100 Church Street, New York, New York 10286. The transfer agent, dividend disbursing agent and registrar for the Fund's shares of common stock is Equiserve, L.P., 150 Royall Street, Canton, Massachusetts 02021.

                         ACCOUNTING SERVICES PROVIDER

     State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

                                LEGAL OPINIONS

     Certain legal matters in connection with the AMPS offered hereby are passed on for the Fund and the Underwriter by Sidley Austin Brown & Wood LLP, New York, New York.

                       INDEPENDENT AUDITORS AND EXPERTS

              , independent auditors, have audited the statement of assets and liabilities of the Fund as of March 12, 2003 which is included in the statement of additional information and in the Registration Statement. The statement of assets and liabilities is included in reliance upon their report, which is also included in the statement of additional information and the Registration Statement, given on their authority as experts in accounting and auditing.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                          Page
                                                                          ----

Investment Objective and Policies...........................................1
Investment Restrictions.....................................................2
Description of AMPS.........................................................4
The Auction................................................................11
Rating Agency Guidelines...................................................11
Directors and Officers.....................................................26
Investment Advisory and Management Arrangements............................30
Portfolio Transactions.....................................................32
Taxes......................................................................34
Net Asset Value............................................................38
Additional Information.....................................................38
Report of Independent Auditors.............................................40
Statement of Assets and Liabilities........................................41
Schedule of Investments (Unaudited)........................................42
Financial Statements (Unaudited)...........................................43
Notes to Financial Statements (Unaudited)..................................44
APPENDIX A  RATINGS OF SECURITIES.........................................A-1
APPENDIX B  SETTLEMENT PROCEDURES.........................................B-1
APPENDIX C  AUCTION PROCEDURES............................................C-1

                                   GLOSSARY

     "'AA' (AA) Composite Commercial Paper Rate," on any Valuation Date, means
(i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

     "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or on behalf of a Potential Beneficial Owner.

     "AMPS" means, as the case may be, the Auction Market Preferred Stock, Series A; or the Auction Market Preferred Stock, Series B; or the Auction Market Preferred Stock, Series C; or the Auction Market Preferred Stock, Series D; or the Auction Market Preferred Stock, Series E, each with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

     "AMPS Basic Maintenance Amount" has the meaning set forth on page [29] of this prospectus.

     "AMPS Basic Maintenance Cure Date" has the meaning set forth on page [29] of this prospectus.

     "AMPS Basic Maintenance Report" has the meaning set forth on page [8] of the statement of additional information.

     "Applicable Percentage" has the meaning set forth on page [33] of this prospectus.

     "Applicable Rate" means the rate per annum at which cash dividends are payable on shares of AMPS for any Dividend Period.

     "Approved Foreign Nation" has the meaning set forth on page [14] of the statement of additional information.

     "Approved Price" means the fair value as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Directors of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

     "Articles Supplementary" means the Articles Supplementary of the Fund specifying the powers, preferences and rights of the shares of multiple series of AMPS.

     "Auction" means a periodic operation of the Auction Procedures.

     "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

     "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Date" has the meaning set forth on page [31] of this prospectus.

     "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix C to the statement of additional information.

     "Available AMPS" has the meaning set forth on pages [34 and 35] of this prospectus.

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

     "Bid" has the meaning set forth on page [32] of this prospectus.

     "Bidder" has the meaning set forth on page [32] of this prospectus.

     "Board of Directors" or "Board" means the Board of Directors of the Fund.

     "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

     "Cede" means Cede & Co., the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

     "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Paper Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

     "Common stock" means the common stock, par value $.10 per share, of the Fund.

     "Date of Original Issue" means, with respect to each share of AMPS, the date on which such share first is issued by the Fund.

     "Debt Securities" has the meaning set forth on pages [14] and [15] of the statement of additional information.

     "Deposit Securities" means cash, obligations and portfolio securities, including Short Term Money Market Instruments that are Fitch Eligible Assets and Moody's Eligible Assets, rated as least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less) F1+ by Fitch.

     "Discount Factor" means a Moody's Discount Factor or a Fitch Discount Factor, as the case may be.

     "Discounted Value" of any asset of the Fund means (i) with respect to a Fitch Eligible Asset, the quotient of the market value thereof divided by the applicable Fitch Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the market value thereof divided by the applicable Moody's Discount Factor; provided, however, that with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to any Fitch Eligible Asset or Moody's Eligible Asset that is prepayable, the Discounted Value will be equal to the quotient as calculated about or the par value, whichever is lower.

     "Dividend Payment Date" has the meaning set forth on page [27] of this prospectus.

     "Dividend Period" has the meaning set forth on pages [26 and 27] of this prospectus.

     "DTC" means The Depository Trust Company.

     "Eligible Assets" means Moody's Eligible Assets or Fitch Eligible Assets, as the case may be.

     "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

     "Fitch" means Fitch, Inc. or its successors.

     "Fitch Discount Factor" has the meaning set forth on pages [11 to 14] of the statement of additional information.

     "Fitch Eligible Assets" has the meaning set forth on pages [11 to 16] of the statement of additional information.

     "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

     "Fitch Hedging Transactions" has the meaning set forth on page [17] of the statement of additional information.

     "Fitch Industry Classification" has the meaning set forth on pages [16 and 17] of the statement of additional information.

     "Foreign Bonds" has the meaning set forth on page [14] of the statement of additional information.

     "Forward Commitment" has the meaning set forth on page [25] of the statement of additional information.

     "Fund" means Preferred Income Strategies Fund, Inc., a Maryland corporation that is the issuer of the AMPS.

     "Hold Order" has the meaning set forth on page [32] of this prospectus.

     "Initial Dividend Payment Date" means the first Dividend Payment Date for each series of AMPS.

     "Initial Dividend Period" means the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of the AMPS.

     "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     "Investment Adviser" means Fund Asset Management, L.P.

     "IRS" means the United States Internal Revenue Service.

     "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

     "Long Term Dividend Period" means a dividend period of one year or more but not greater than five years.

     "Mandatory Redemption Price" has the meaning set forth on page [29] of this prospectus.

     "Market Value" means the fair market value of an asset of the Fund as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on NASDAQ National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board of Directors deem appropriate to reflect their fair market value. However, certain fixed income securities may be valued on the basis of prices provided by a Pricing Service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a Pricing Service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     "Maximum Applicable Rate" has the meaning set forth on page [32] of this prospectus.

     "Moody's" means Moody's Investors Service, Inc. or its successors.

     "Moody's Discount Factor" has the meaning set forth on pages [17 to 20] of the statement of additional information.

     "Moody's Eligible Assets" has the meaning set forth on pages [17 to 20] of the statement of additional information.

         "Moody's Exposure Period" means a period that is the same length or longer than the number of days used in calculating the cash dividend component of the AMPS Basic Maintenance Amount and shall initially be the period commencing on a given Valuation Date and ending 49 days thereafter.

     "Moody's Hedging Transactions" has the meaning set forth on page [24] of the statement of additional information.

     "Moody's Industry Classification" has the meaning set forth on pages [22 to 23] of the statement of additional information.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     "1940 Act AMPS Asset Coverage" has the meaning set forth on page [28] of this prospectus.

     "1940 Act Cure Date" has the meaning set forth on page [28] of this prospectus.

     "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

     "Non-Payment Period" has the meaning set forth on pages [5 and 6] of the statement of additional information.

     "Non-Payment Period Rate" has the meaning set forth on page [6] of the statement of additional information.

     "Notice of Revocation" has the meaning set forth on page [5] of the statement of additional information.

     "Notice of Special Dividend Period" has the meaning set forth on page [27] of this prospectus.

     "NRSRO" means any nationally recognized statistical rating organization, as that term is used in Rule 15a3-1 under the Securities and Exchange Act of 1934, as amended, or any successor provisions.

     "Optional Redemption Price" has the meaning set forth on page [29] of this prospectus.

     "Order" has the meaning set forth on page [32] of this prospectus.

     "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

     "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

     "Pricing Service" means any pricing service designated by the Board of Directors of the Fund and approved by Fitch or Moody's, as applicable, for purposes of determining whether the Fund has Fitch Eligible Assets or Moody's Eligible Assets, as applicable, with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

     "Preferred stock" means preferred stock, par value $.10 per share, of the Fund and includes the AMPS.

     "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

     "Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (ii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Bill Rate.

     "Request for Special Dividend Period" has the meaning set forth on page [27] of this prospectus.

     "Rule 144A Securities" means securities which are restricted as to resale under U.S. federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with shares of AMPS.

     "Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

     "7-Day Dividend Period" means a Dividend Period consisting of seven days.

     "28-Day Dividend Period" means a Dividend Period consisting of 28 days.

     "Short Term Dividend Period" means a dividend period the number of days in which are evenly divisible by seven, and not fewer than seven days nor more than 364 days.

     "Short Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

          (i) Commercial paper rated F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F1 by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

          (ii) Demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii)  Overnight funds;

          (iv)   U.S. Government Securities; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Corporation, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Corporation); and provided further, that the interest receivable by the Corporation shall not be subject to any withholding or similar taxes.

     "Special Dividend Period" has the meaning set forth on page [27] of this prospectus.

     "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Fund after consultation with the Auction Agent and the Broker-Dealers.

     "Submission Deadline" has the meaning set forth on page [34] of this prospectus.

     "Submitted Bid" has the meaning set forth on page [34] of this prospectus.

     "Submitted Hold Order" has the meaning set forth on page [34] of this prospectus.

     "Submitted Order" has the meaning set forth on page [34] of this prospectus.

     "Submitted Sell Order" has the meaning set forth on page [34] of this prospectus.

     "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

     "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a NRSRO or two NRSRO's, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after obtaining the Fund's approval, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.

     "Sufficient Clearing Bids" has the meaning set forth on page [35] of this prospectus.

     "Treasury Bonds" means U.S. Treasury Bonds or Notes.

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

     "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

     "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government Securities dealers selected by the Auction Agent.

     "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

     "Valuation Date" has the meaning set forth on page [29] of this prospectus.

     "Winning Bid Rate" has the meaning set forth on page [35] of this prospectus.

==============================================================================





                                       $

                    PREFERRED INCOME STRATEGIES FUND, INC.

                    AUCTION MARKET PREFERRED STOCK ("AMPS")

                               Shares, Series A

                               Shares, Series B

                               Shares, Series C

                               Shares, Series D

                               Shares, Series E

                 ---------------------------------------------

                                  PROSPECTUS

                 ---------------------------------------------


                              Merrill Lynch & Co.

                                    , 2003











==============================================================================

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus.



                             Subject To Completion

     Preliminary Statement Of Additional Information Dated April 11, 2003

STATEMENT OF ADDITIONAL INFORMATION

                                                                  $

                    Preferred Income Strategies Fund, Inc.

                    Auction Market Preferred Stock ("AMPS")

                               Shares, Series A
                               Shares, Series B
                               Shares, Series C
                               Shares, Series D
                               Shares, Series E

                   Liquidation Preference $25,000 Per Share

                           ------------------------

     Preferred Income Strategies Fund Inc. (the "Fund") is a recently organized, diversified, closed-end management investment company that seeks to provide common stockholders with current income. The secondary investment objective of the Fund is to provide common stockholders with capital appreciation. Under normal market conditions, at least 80% of the Fund's assets will be invested in a portfolio of preferred securities, including convertible preferred securities. The Fund intends to invest at least 80% of its total assets in preferred securities or debt securities that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in preferred securities or debt securities that are rated below investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund allocates its investments among various industries and among issuers in such industries. The Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the industries comprising the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. Emphasis on these sectors may subject the Fund to certain risks. Under current market conditions, the Fund expects to invest primarily in fully taxable preferred securities. The Fund may invest without limitation in U.S. dollar denominated securities of issuers domiciled outside the United States. There can be no assurance that the Fund's investment objective will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies."

     Certain capitalized terms not otherwise defined in this statement of additional information have the meaning provided in the Glossary included as part of the prospectus.

     This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus of the Fund, which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 543-6217. The prospectus is incorporated by reference into this statement of additional information, and this statement of additional information is incorporated by reference into the prospectus.

-------------------------
(R)Registered trademark of Merrill Lynch & Co., Inc.


                            -----------------------

                              Merrill Lynch & Co.

                            -----------------------

    The date of this statement of additional information is         , 2003.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
                                                                           ----

Investment Objective and Policies...........................................1
Investment Restrictions.....................................................2
Description of AMPS.........................................................4
The Auction................................................................11
Rating Agency Guidelines...................................................11
Directors and Officers.....................................................26
Investment Advisory and Management Arrangements............................30
Portfolio Transactions.....................................................32
Taxes......................................................................34
Net Asset Value............................................................38
Additional Information.....................................................38
Report of Independent Auditors.............................................40
Statement of Assets and Capital............................................41
Schedule of Investments (Unaudited)........................................42
Statement of Assets and Liabilities (Unaudited)............................43
Notes to Financial Statements (Unaudited)..................................44
APPENDIX A  RATINGS OF SECURITIES.........................................A-1
APPENDIX B  SETTLEMENT PROCEDURES.........................................B-1
APPENDIX C  AUCTION PROCEDURES............................................C-1

                       INVESTMENT OBJECTIVE AND POLICIES

     The primary investment objective of the Fund is to provide common stockholders with current income. The secondary investment objective of the Fund is to provide common stockholders with capital appreciation. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")).

     The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer ("preferred securities"). Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its assets in preferred securities. For this purpose, "assets" means net assets, including assets acquired from the sale of preferred stock, plus the amount of any borrowings for investment purposes. This is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days' prior notice of any change as required by the rules under the 1940 Act. Under normal market conditions, the Fund intends to invest primarily in fully taxable preferred securities. The Fund's portfolio of preferred securities may include both fixed and adjustable rate securities. There can be no assurance that the Fund's investment objectives will be realized.

     The Fund may invest without limitation in securities of issuers domiciled outside the United States that are U.S. dollar denominated investments or otherwise provide for payment to the Fund in U.S. dollars.

     The Fund allocates its investments among various industries and among issuers in such industries based on the Investment Adviser's evaluation of market and economic conditions. Under normal circumstances, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also will emphasize investments in the utilities sector; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising the utilities sector. Emphasis on these sectors may subject the Fund to certain risks.

     Under normal market conditions and after the initial investment period following this offering, the Fund will invest at least 80% of its total assets in preferred securities or debt securities that are rated investment grade by the established rating services (Baa or higher by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Standard & Poor's ("Standard & Poor's") or BBB or higher by Fitch, Inc. ("Fitch")) or, if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated below investment grade (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality, provided that such securities are issued by an issuer having outstanding a class of senior debt rated investment grade.

     The Fund also may invest up to 20% of its total assets in common stocks. The Fund does not currently intend to invest directly in common stocks but may acquire and hold common stocks pursuant to a convertible feature in a security, in unit offerings, in an exchange offer, or in connection with a restructuring or bankruptcy of the security or similar transactions.

     The allocation of the Fund's assets in various types of preferred, debt and equity securities may vary from time to time depending on the Investment Adviser's assessment of market conditions.

     The Fund may engage in various portfolio strategies to seek to enhance its return or to hedge its portfolio against movements in interest rates through the use of derivatives, such as indexed and inversed securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling. Each of these portfolio strategies is described below. There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

     The Fund may vary its investment policies for temporary defensive purposes during periods in which the Investment Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund for temporary defensive purposes may invest up to 100% of its total assets in securities issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other debt securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash.

     Reference is made to "Investment Objectives and Policies" in the prospectus for information regarding the types of securities that the Fund may invest in to achieve its objectives.

     Under normal market conditions, the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector. The Fund also expects to have significant exposure to the industries comprising the utilities sector. If adverse economic conditions prevail in the financial services industries sector at some future date, the Fund, for defensive purposes may temporarily invest less than 25% of its total assets in the industries comprising the financial services sector. Reference is made to "Other Investment Policies" in the prospectus for information regarding the Fund's investment emphasis.

     Some of the other types of investments or investment practices that the Fund may invest or engage include indexed and inverse floating obligations, interest rate transactions, credit default swap agreements, foreign securities, options, financial futures and options thereon and short sales. Reference is made to "Other Investment Policies" in the prospectus regarding such investments or investment practices.

     Other investment strategies utilized by the Fund include repurchase agreements, purchase and sale contracts, reverse repurchase agreements, lending of portfolio securities, when-issued securities, forward commitment securities and standby commitment agreements. The Fund may employ new or additional investment strategies and instruments if those strategies and instruments are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund. Reference is made to "Other Investment Policies Other -- Investment Strategies" in the prospectus regarding such strategies.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock and outstanding shares of AMPS and any other preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of AMPS and any other preferred stock, voting separately as a class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          4. Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act.

          5. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          6. Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments, and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33?% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in the prospectus.

          7. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry, except that the Fund will invest at least 25% of its total assets in the industries comprising the financial services sector; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under "Other Investment Policies."

          c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          d. Change its policy of investing, under normal circumstances, at least 80% of the value of its assets in preferred securities, unless the Fund provides its stockholders with at least 60 days' prior written notice of such change. For these purposes, "assets" means net assets, including assets acquired from the sale of preferred stock, plus the amount of any borrowings for investment purposes.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     For so long as shares of AMPS are rated by Moody's, the Fund will not change additional investment restrictions (a), (b) or (c) unless it receives written confirmation from Moody's that engaging in such transactions would not impair the rating then assigned to the shares of AMPS by Moody's.

     The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

                              DESCRIPTION OF AMPS

     Certain of the capitalized terms used herein are defined in the Glossary that appears at the back of the prospectus.

     The AMPS of each series will be shares of preferred stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at an annualized rate that may vary for the successive Dividend Periods for each series of AMPS. After the Initial Dividend Period, each Subsequent Dividend Period for each series of AMPS generally will be a 7-Day Dividend Period in the case of Series [ ] AMPS and a 28-Day Dividend Period in the case of Series [ ] AMPS; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period of more than 28 days, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see Appendix C -- "Auction Procedures."

     Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of each series of AMPS will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede), and no person acquiring shares of AMPS will be entitled to receive a certificate representing such shares. See Appendix C -- "Auction Procedures." As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the shares of AMPS. Accordingly, each purchaser of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of shares of AMPS.

     When issued and sold, the shares of AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of AMPS -- Liquidation Rights" in the prospectus. The shares of AMPS will not be convertible into shares of common stock or other capital stock of the Fund, and the holders thereof will have no preemptive rights. Each series of AMPS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, under certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated in the prospectus. See "Description of AMPS -- Redemption" in the prospectus.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described in the prospectus, The Bank of New York will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of AMPS so long as the Fund is current in the payment of dividends on AMPS and on any other capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation.

     The following supplements the description of the terms of the shares of AMPS set forth in the prospectus. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the

Fund's Charter and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this statement of additional information is a part.

Dividends

         General. The holders of shares of each series of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid in preference to and in priority over any dividends so declared and payable on the common stock.

         Notification of Dividend Period. In determining whether the Fund should issue a Notice of Special Dividend for a series of AMPS, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS,
(iv) industry and financial conditions which may affect the AMPS, (v) the investment objectives of the Fund, and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the series of AMPS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the series of AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's and Fitch. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on the Valuation Date immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal dividend period); provided that, in calculating the aggregate Discounted Value of Moody's Eligible Assets for this purpose, the Moody's Exposure Period shall be deemed to be one week longer, (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Moody's and Fitch. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period for any series of AMPS, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period in the case of Series [ ] AMPS and a 28-Day Dividend Period in the case of Series [ ] AMPS, provided that if the then current Dividend Period for Series [ ] AMPS is a Special Dividend Period of less than 28 days], the next succeeding Dividend Period for such series of AMPS will be the same length as such current Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period (in the case of Series [ ] AMPS) or a 28-Day Dividend Period (in the case of Series [ ]
AMPS), and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period (in the case of Series [ ] AMPS) or a 28-Day Dividend Period (in the case of Series [ ] AMPS).

         Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, Eastern time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, Eastern time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for any series of AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of shares of AMPS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clause (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period."

         The Applicable Rate for each Dividend Period for shares of AMPS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period in the case of Series [ ] AMPS and a 28-Day Dividend Period in the case of Series
[ ] AMPS, provided that if the preceding Dividend Period for Series [ ] AMPS is a Special Dividend Period of less than 28 days, the Dividend Period commencing during a Non-Payment Period for such series of AMPS will be the same length as such preceding Dividend Period. Any dividend on shares of AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, Eastern time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, Eastern time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, Eastern time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, Eastern time, on the next Business Day.

     The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate, provided that the Board of Directors of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Directors of the Fund determines and Moody's and Fitch (and any Substitute Rating Agency or Substitute Rating Agencies, as the case may be, in lieu of Moody's or Fitch, or both, in the event either or both of such parties shall not rate the AMPS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect their then-current ratings on the AMPS.

         Restrictions on Dividends and Other Payments. For so long as any shares of AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other stock, if any, ranking junior to shares of AMPS as to dividends or upon liquidation) in respect of common stock or any other stock of the Fund ranking junior to or on a parity with shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of common stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have Fitch Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on shares of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (C) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

Asset Maintenance

         1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Redemption" in the prospectus and below.

         AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each week (a "Valuation Date") Fitch Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the tenth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "Redemption" in the prospectus and below.

         The AMPS Basic Maintenance Amount as of any Valuation Date is defined as the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS of each series outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) that will have accumulated for each share of AMPS outstanding to (but not including) the end of the current Dividend Period for each series of AMPS that follows such Valuation Date in the event the then-current Dividend Period for each series of AMPS will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then-current Dividend Period for the AMPS will not end within 49 calendar days of such Valuation Date; (C) in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of AMPS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then-current Non-Payment Period Rate); (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) the amount of current outstanding balances of any indebtedness which is senior to the AMPS plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i) (E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) either (A) the Discounted Value of any Fund assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United

States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem shares of AMPS subject to redemption or to satisfy any of (i)(B) through (i)(F).

         The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the AMPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the AMPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from Fitch, Moody's and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the shares of AMPS by Fitch or Moody's or any Substitute Rating Agency.

         On or before the seventh Business Day after a Valuation Date on which the Fund fails to maintain Fitch Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent, Moody's and Fitch a report with respect to the calculation of the AMPS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure (an "AMPS Basic Maintenance Report"). The Fund also will deliver an AMPS Basic Maintenance Report as of the last Valuation Date of each month on or before the seventh Business Day after such day. Within ten Business Days after delivery of such report relating to the last Valuation Date of the last month of each fiscal quarter of the Fund, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent AMPS Basic Maintenance Report. [The Fund will also provide Moody's with an AMPS Basic Maintenance Report as of each Valuation Date on or before the seventh Business Day after such date when the Discounted Value of Moody's Eligible Assets exceeds the AMPS Basic Maintenance Amount by 30% or less.] Also, on or before 5:00 p.m., Eastern time, on the first Business Day after shares of common stock are repurchased by the Fund, the Fund will complete and deliver to Fitch and Moody's an AMPS Basic Maintenance Report as of the close of business on such date that common stock is repurchased. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent AMPS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

Redemption

         Mandatory Redemption. The number of shares of AMPS to be redeemed will be equal to the lesser of (a) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the preferred stock subject to redemption or retirement, would result in the Fund having Fitch Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of AMPS then outstanding will be redeemed), and (b) the maximum number of shares of AMPS, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Fitch Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS and other preferred stock subject to redemption pursuant to provisions similar to those set forth below; provided that, shares of AMPS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 24 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 24 days after such Cure Date, the Fund will redeem those shares of AMPS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

         Notice of Redemption. If shares of AMPS of any series are to be redeemed, a notice of redemption will be mailed to each record holder of such series of AMPS (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 60 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of shares of AMPS of such series to be redeemed, (iii) the redemption price, (iv) the place or places where shares of AMPS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date and
(vi) the provision of the Articles Supplementary pursuant to which such shares are being redeemed. The notice also will be published in The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         In the event that less than all of the outstanding shares of AMPS are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Fund shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of AMPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares of such series, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund shall deem fair and equitable.

         If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the shares of AMPS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption notice thereof, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of AMPS of such series so called for redemption may look only to the Fund for payment thereof.

         So long as any shares of AMPS are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no shares of AMPS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of AMPS, and all capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets or Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

Voting Rights

         In connection with the election of the Fund's directors, holders of shares of AMPS and any other preferred stock, voting as a separate class, shall be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and shares of AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of preferred stock are entitled, together with the holders of AMPS, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of AMPS and any other preferred stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past Dividend Periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional directors elected by the holders of shares of AMPS and any other preferred stock (but not of the directors with respect to whose election the holders of common stock were entitled to vote or the two directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

         The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the AMPS or any other series of preferred stock with respect to the payment of dividends or the distribution of assets on liquidation, or (ii) amend, alter or repeal the provisions of the Articles of Incorporation, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Articles of Incorporation of holders of shares of AMPS or any other preferred stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of AMPS differently than those of a holder of shares of any other series of AMPS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Directors, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS. Unless a higher percentage is provided for under "Description of Capital Stock -- Certain Provisions of the Charter and By-Laws" in the prospectus, the affirmative vote of the holders of a majority of the outstanding shares of preferred stock (as defined under "Investment Restrictions"), including AMPS, entitled to be cast, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class vote of holders of shares of AMPS and any other preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock and shares of AMPS and any other preferred stock, voting together as a single class, necessary to authorize the action in question. An increase in the number of authorized shares of preferred stock pursuant to the Charter or the issuance of additional shares of any series of preferred stock (including
AMPS) pursuant to the Charter shall not in and of itself be considered to adversely affect the contract rights of the holders of the AMPS.

         Notwithstanding the foregoing, and except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the AMPS will be entitled as a series, to the exclusion of the holders of all other securities, including other preferred stock, common stock and other classes of capital stock of the Fund, to vote on matters affecting the AMPS that do not materially adversely affect any of the contract rights of holders of such other securities, including other preferred stock, common stock and other classes of capital stock, as expressly set forth in the Charter, and (ii) holders of outstanding shares of AMPS will not be entitled to vote on matters affecting any other preferred stock that do not materially adversely affect any of the contract rights of holders of the AMPS, as expressly set forth in the Charter.

         The foregoing voting provisions will not apply to any shares of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

Auction Agent Agreement

         The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agent Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

         The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

Broker-Dealer Agreements

         The Auctions require the participation of one or more broker-dealers. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

Auction Procedures

         The Auction Procedures are set forth in Appendix C to this statement of additional information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to this statement of additional information.

                           RATING AGENCY GUIDELINES

Fitch AAA Rating Guidelines

         The Discounted Value of the Fund's Fitch Eligible Assets is calculated on each Valuation Date. See "Description of AMPS -- Asset Maintenance." Fitch Eligible Assets that are eligible for consideration under such guidelines include cash, receivables for Fitch Eligible Assets, Short Term Money Market Instruments, U.S. Government Securities, U.S. Treasury Strips, Debt Securities (defined below), preferred securities, Rule 144A Securities, interest rate swaps and common stock. The Fitch Exposure Period is the period commencing on (and including) a given Valuation Date and ending 49 days thereafter. For purposes of calculating the Discounted Value of the Fund's portfolio securities under the current Fitch guidelines, the Market Value of portfolio securities eligible for consideration under such guidelines must be discounted by the applicable Fitch Discount Factor. The Fitch Discount Factor used to discount a particular Fitch Eligible Assets will be determined by reference to the percentages set forth below, provided however, that for unhedged foreign investments a discount factor of 105% shall be applied to the Market Value thereof in addition to the Discount Factor as determined in accordance with the procedures below, provided further that, if the foreign issuer of such unhedged foreign investment is from a country whose sovereign debt rating in a non-local currency is not assigned a rating of AA or better by Fitch, a discount factor of 117% shall be applied to the Market Value thereof in addition to the Discount Factor as determined in accordance with the procedures below:

                (i) Preferred securities: the percentage determined by references to the rating of a preferred security in accordance with the table set forth as follows:


                                 Preferred Security Rating(1)                                  Discount Factor
                                 ----------------------------                                  ---------------

        AAA Taxable Preferred(2)....................................................               130.58%
        AA Taxable Preferred........................................................               133.19%
        A Taxable Preferred.........................................................               135.91%
        BBB Taxable Preferred.......................................................               138.73%
        BB Taxable Preferred........................................................               153.23%
        Not rated or below BB Taxable Preferred.....................................               161.08%
        Investment Grade DRD Preferred(3)...........................................               163.40%
        Not rated or below Investment Grade DRD Preferred...........................               201.21%

        ------------
        (1) If a security is not rated by Fitch but is rated by two other nationally recognized statistical ratings organizations ("NRSROs"), then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "not rated" in this table.
        (2) Taxable preferred securities do not qualify for the dividends received deduction ("DRD") pursuant to Section 243 of the Code.
        (3) DRD preferred securities qualify for the DRD pursuant to Section 243 of the Code that generally allows a corporation to deduct 70% of dividends received from their income.

                (ii) Corporate Debt Securities (defined below): the percentage determined by reference to the rating of a corporate Debt Security in accordance with the table set forth below:



                                                                                                              Not
                                                                                                             Rated
                                                                            Fitch Rating                      or
                      Term to Maturity of                -------------------------------------------------   Below
                    Corporate Debt Security(1)           AAA         AA        A         BBB        BB        BB
        --------------------------------------------     -------   --------  --------   ------     ------    -------
                                                          %          %         %          %         %          %
        3 years or less (but longer than 1 year)....     106.38    108.11     109.89    111.73     129.87    151.52
        5 years or less (but longer than 3 years)...     111.11    112.99     114.94    116.96     134.24    151.52
        7 years or less (but longer than 5 years)...     113.64    115.61     117.65    119.76     135.66    151.52
        10 years or less (but longer than 7 years)..     115.61    117.65     119.76    121.95     136.74    151.52
        15 years or less (but longer than 10 years).     119.76    121.95     124.22    126.58     139.05    151.52
        More than 15 years.........................      124.22    126.58     129.03    131.58     144.55    151.52

        ----------------
        (1) If a security is not rated by Fitch but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "not rated" in this table.

                [The Fitch Discount Factors presented in the immediately preceding table apply to corporate Debt Securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security rated B or CCC by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.20.] If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

                The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

                (iii) Convertible securities: the Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant United States Treasury yield curve. The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant United States Treasury yield curve. The Fitch Discount Factor applied to convertible securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant United States Treasury yield curve is 370%.

                If a security is not rated by Fitch but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any NRSRO, the Fund will treat the security as if it were below investment grade.

                (iv) U.S. Government Securities and U.S. Treasury Strips: the percentage determined by reference to the time remaining to maturity of U.S. Government Securities and U.S. Treasury Strips in accordance with the table set forth below:

           Time Remaining To Maturity                         Discount Factor
           --------------------------                         ---------------

         1 year or less..........................................    101.5%
         2 years or less (but longer than 1 year)................    103%
         3 years or less (but longer than 2 years)...............    105%
         4 years or less (but longer than 3 years)...............    107%
         5 years or less (but longer than 4 years)...............    109%
         7 years or less (but longer than 5 years)...............    112%
         10 years or less (but longer than 7 years)..............    114%
         Greater than 10 years...................................    122%

                (v) Short term investments and cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash. Rule 2a-7 money market funds rated by Fitch or another NRSRO will also have a discount factor of 100%, [and unrated Rule 2a-7 money market funds will have a discount factor of 115%].

                  (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act;

                  (vii) Foreign Bonds (defined below): The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and
         (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and
         (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation (defined below), will be 370%; and

                  (viii) Common stock: The Fitch Discount Factor applied to common stock and illiquid debt will be 370%.

         The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth above will be the percentage provided in writing by Fitch.

         For the purpose of qualifying as a Fitch Eligible Asset as of any Valuation Date, portfolio securities are subject to the following eligibility requirements:

                  (i) Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another NRSRO if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another NRSRO if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another NRSRO if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;

                  (ii) Short Term Money Market Instruments so long as (a) such securities are rated at least F1+ by Fitch or the equivalent by another NRSRO, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another NRSRO, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another NRSRO and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another NRSRO and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another NRSRO and the security matures within six months. In addition, Rule 2a-7 money market funds are Fitch Eligible Assets;

                  (iii) Debt Securities if such securities have been registered under the Securities Act or are restricted as to resale under U.S. federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Hong Kong, Italy, Japan, Korea, Mexico, New Zealand, Singapore, Spain, the United Kingdom and European Union countries whose currencies are denominated in euros (collectively along with any other countries agreed upon by Fitch and the Corporation, the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or in euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A Fund promulgated pursuant to the Securities Act; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iii) are herein referred to as "Debt Securities;"

                  (iv) Preferred securities if (1) dividends on such preferred securities are cumulative, (2) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (3) the issuer of such a preferred security has common stock listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ, (4) the issuer of such a preferred security has a senior debt rating or preferred security rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred securities issue must be at least $50 million;

                  (v) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another, NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the AMPS originally issued; and

                  (vi) Common stocks (1) (A) which are traded on the New York Stock Exchange, the American Stock Exchange or NASDAQ, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Fund; provided, however, that (x) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch (or rated at an equivalent level by either Moody's or S&P, if rated by only one of them, or by the lower of Moody's or S&P if rated by both) and (y) the aggregate Market Value of the Fund's holdings of the common stock of any single U.S. issuer in excess of 5% of aggregate Market Value of the Fund's assets shall not be a Fitch Eligible Asset; (2) denominated in any currency other than the U.S. dollar and of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated ADRs which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of (A) securities of any single issuer formed under the laws of an Approved Foreign Nation or Canada denominated in currencies other than the U.S. dollar and ADRs of any single issuer in excess of 3% of the aggregate Market Value of the Fund's assets, or (B) securities in excess of 10% of the aggregate Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of non-U.S. jurisdictions other than Approved Foreign Nations or Canada, shall not be Fitch Eligible Assets.

         Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for as a Fitch Eligible Asset may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS.

         Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the AMPS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another NRSRO and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset. Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of AMPS Basic Maintenance Amount or to the extent it is subject to any Liens, except for (i) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such assets as a Fitch Eligible Asset, (ii) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (iii) Liens to secure payment for services rendered or cash advanced to the Fund by the Investment Adviser, custodian, transfer agent or registrar or the Auction Agent and (iv) Liens arising by virtue of any repurchase agreement.

         The Fitch guidelines require certain industry diversification requirements and impose other requirements for purposes of determining Fitch Eligible Assets.

         "Fitch Diversification Limitations" means that that portfolio securities as described below must be within the following issuer and issue size requirements in order to be included in Fitch Eligible Assets; provided, however, that if the investment is defined under clauses (i) or (ii) above the issuer diversification limitation shall not apply.

         Security Rated At         Maximum Single            Minimum Issue Size
         Least                        Issuer(1)              ($ in million)(2)
         ---------------------     -------------------      -------------------

                                             %                          $
         AAA                                20                         100
         AA-                                20                         100
         A-                                 10                         100
         BBB-                                6                         100
         BB-                                 4                          50
         B-                                  3                          50
         CCC                                 2                          50
         -------------------
         (1) Percentages represent a portion of the aggregate Market Value of corporate Debt Securities.
         (2) Preferred securities have a minimum issue size of $50 million.

         "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

                  Aerospace and Defense
                  Automobiles
                  Banking, Finance and Real Estate
                  Broadcasting and Media, Building and Materials
                  Cable
                  Chemicals
                  Computers and Electronics
                  Consumer Products
                  Energy
                  Environmental Services
                  Farming and Agriculture

                  Food, Beverage and Tobacco
                  Gaming, Lodging and Restaurants
                  Healthcare and Pharmaceuticals
                  Industrial/Manufacturing
                  Insurance
                  Leisure and Entertainment
                  Metals and Mining
                  Miscellaneous
                  Paper and Forest Products
                  Retail
                  Sovereign
                  Supermarkets and Drugstores
                  Telecommunications
                  Textiles and Furniture
                  Transportation
                  Utilities
                  Structured Finance Obligations
                  Packaging and Containers
                  Business Services

         The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

         As discussed in the prospectus, the Fund may engage in options and futures transactions. For so long as any shares of AMPS are rated by Fitch, the Fund will not purchase or sell exchange-traded futures contracts, or write, purchase or sell exchange traded put options on such futures contracts, purchase or sell exchange traded put options (except covered put options) or call options (except covered call options) on portfolio securities, unless it receives written confirmation from Fitch that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by Fitch, except that the Fund may purchase or sell exchange-traded futures contracts based on Treasury Bonds or any index approved by Fitch and write, purchase or sell exchange-traded put options on such futures contracts, Treasury Bonds or any index approved by Fitch and purchase, write or sell exchange-traded call options on such contracts, Treasury Bonds or any index approved by Fitch (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

                  (i) the Fund will not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a financial futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), that would cause the Fund at the time of such transaction to own or have sold such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                  (ii) the Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and rated AA by Fitch (or, if not rated by Fitch, rated Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or (B) outstanding futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch, rated Baa by Moody's; or, if not rated by Moody's, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

                  (iii) the Fund will engage in Closing Transactions to close out any outstanding futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund; and

                  (iv) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

Moody's Aaa Rating Guidelines

         The Discounted Value of the Fund's Moody's Eligible Assets is calculated on each Valuation Date. See "Description of AMPS -- Asset Maintenance -- AMPS Basic Maintenance Amount" herein. Moody's Eligible Assets that are eligible for consideration under Moody's guidelines include cash, receivables for Moody's Eligible Assets, Short Term Money Market Instruments, U.S. Government Securities, U.S. Treasury Strips, Rule 144A Securities, corporate debt securities, preferred securities, common stock and financial contracts. For purposes of calculating the Discounted Value of the Fund's portfolio securities under current Moody's guidelines, the Market Value of portfolio securities eligible for consideration under such guidelines must be discounted by the applicable Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Moody's Eligible Asset will be determined by reference to the percentage as follows.

         (i) Preferred securities:
              Preferred securities issued by issuers in the utilities industry..................  152%
              Preferred securities issued by real estate related issuers........................  154%
              Preferred securities issued by issuers in the
                 financial and industrial industries............................................  197%
              Auction rate preferred securities.................................................  350%

         (ii) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.



                                                                        Rating Category(1)
           Terms To Maturity of              ------------------------------------------------------------
          Corporate Debt Security             Aaa      Aa        A      Baa      Ba        B       Caa     Unrated(2)
-------------------------------------------  -------  -------   -----  -------  ------  --------  -------  -----------
1 year or less                                109%     112%     115%     118%    137%     150%     205%        250%
2 years or less (but longer than 1 year)      115      118      122      125     146      160      205         250
3 years or less (but longer than 2 years)     120      123      127      131     153      168      205         250
4 years or less (but longer than 3 years)     126      129      133      138     161      176      205         250
5 years or less (but longer than 4 years)     132      135      139      144     168      185      205         250
7 years or less (but longer than 5 years)     139      143      147      152     179      197      205         250
10 years or less (but longer than 7 years)    145      150      155      160     189      208      205         250
15 years or less (but longer than 10
years)                                        150      155      160      165     196      216      205         250
20 years or less (but longer than 15
years)                                        150      155      160      165     196      228      205         250
30 years or less (but longer than 20
years)                                        150      155      160      165     196      229      205         250
Greater than 30 years                         165      173      181      189     205      240      221         250


---------------
(1) If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used).

(2) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by both Moody's and S&P, the Fund will use the percentage set forth under "Unrated" in this table.

         The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 120% for purposes of calculating the Discounted Value of such securities.

         (iii) U.S. Government Securities and U.S. Treasury Strips:

                                                                U.S. Government Securities     U.S. Treasury Strips
                 Remaining Term To Maturity                          Discount Factor             Discount Factor
------------------------------------------------------------  -------------------------------  ---------------------
1 year or less                                                              107%                        107%
2 years or less (but longer than 1 year)                                    113                         115
3 years or less (but longer than 2 years)                                   118                         121
4 years or less (but longer than 3 years)                                   123                         128
5 years or less (but longer than 4 years)                                   128                         135
7 years or less (but longer than 5 years)                                   135                         147
10 years or less (but longer than 7 years)                                  141                         163
15 years or less (but longer than 10 years)                                 146                         191
20 years or less (but longer than 15 years)                                 154                         218
30 years or less (but longer than 20 years)                                 154                         244


         (iv) Short term instruments and cash: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation short-term corporate debt securities, Short Term Money Market Instruments and short-term municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period; and (D) 148%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable after the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. Rule 2a-7 money market funds rated by Moody's or by another NRSRO will also have a discount factor of 100%[, and unrated Rule 2a-7 money market funds will have a discount factor of 115%].

         (v) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

         (vi) Convertible securities: (A) convertible securities:


                                                                            Rating Category(1)
                                                       -------------------------------------------------------------
Industry Category
----------------------------                           Aaa      Aa        A       Baa     Ba       B         Unrated(2)
Utility                                                162%     167%     172%     188%    195%     199%        300%
Industrial                                             256%     261%     266%     282%    290%     293%        300%
Financial                                              233%     238%     243%     259%    265%     270%        300%


(1) If a convertible security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used).

(2) Unrated convertible securities, which are rated by neither Moody's nor S&P, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by both Moody's and S&P, the Corporation will use the percentage set forth under "Unrated" in this table.

; and (B) upon conversion to common stock, the Discount Factor of 350% will be applied to the common stock holdings.

         (vii) Common stock:

           Industry Category
           -----------------------------------
           Utility                                          170%
           Industrial                                       264%
           Financial                                        241%
           Transportation                                   340%

         The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth above will be the percentage provided in writing by Moody's.

         For the purpose of qualifying as a Moody's Eligible Asset as of any Valuation Date, portfolio securities are subject to the following eligibility requirements:

         (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date;

         (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or
(C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months. In addition, Rule 2a-7 money market funds are Moody's Eligible Assets;

         (iii) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P; (C) for securities, which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's;
(D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

               In order to merit consideration as Moody's Eligible Asset, debt securities are issued by entities which have not filed for bankruptcy within the past three years, are current on all principle and interest in their fixed income obligations, are current on all preferred securities dividends and possess a current, unqualified auditor's report without qualified, explanatory language.

               Corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets.

         (iv) Preferred securities if (A) dividends on such preferred security are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred security has common stock listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ, (D) the issuer of such a preferred security has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred security has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred securities must have the diversification requirements set forth in the table below and the preferred security issue must be greater than $50 million.

         The Moody's guidelines impose certain requirements as to minimum issue size, issuer diversification and industry concentration, as well as other requirements for purposes of determining whether portfolio securities constitute Moody's Eligible Assets, as set forth in the table below:


                                     Minimum               Maximum               Maximum            Maximum Single
                                    Issue Size              Single         Single Industry Non-        Industry
          Rating(1)             ($ in millions)(2)       Issuer(3)(4)         Utility(4)(5)         Utility(4)(5)
          ----------          ----------------------     ---------------   ---------------------   ----------------
Aaa..........................          $100                   100%                  100%                  100%
Aa...........................           100                    20                    60                    60
A............................           100                    10                    40                    40
CS*, Baa.....................           100                     6                    20                    20
Ba...........................            50(6)                  4                    12                    12
B1-B2........................            50(6)                  3                     8                     8
B3 or below..................            50(6)                  2                     5                     5

---------------
(1) Refers to the preferred security and senior debt rating of the portfolio holding.
(2) Except for preferred securities, which have a minimum issue size of $50 million.
(3) Companies subject to common ownership of 25% or more are considered as one issuer.
(4) Percentages represent a portion of the aggregate Market Value of the Fund's total assets.
(5) Industries are determined according to Moody's Industry Classifications, as defined herein.
(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.
*   Common stock and diversify independently to the issuer rating.

         (v) Common stock (A)(1) which are traded on the New York Stock Exchange, the American Stock Exchange or NASDAQ, (2) which, if cash dividend paying, (x) pay cash dividends in U.S. dollars and (y) the issue paid consistent cash dividends for the past 36 months or must not have terminated dividend payments within the last 12 months; provided that if there is less than a three year operating history, the company must have a minimum senior debt rating of A, (3) which has a market capitalization greater than $500 million; provided that, the issuer has a Moody's senior unsecured debt rating of Baa3 or better or an S&P rating of A- or better, and does not hold shares exceeding the average weekly trading volume during the preceding month; and
(B) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states, commonwealths, territories and possessions, including the District of Columbia, for which there are dollar-denominated ADRs which are traded on the New York Stock Exchange, the American Stock Exchange or NASDAQ and are issued by banks formed under the laws of the United States, its states, commonwealths, territories and possessions, including the District of Columbia.

         Common Stock Diversification Table:

                          Maximum Single      Maximum Single     Maximum Single
Industry Category         Issuer (%)(1)       Industry (%)(1)    State (%)(1)
-----------------         -------------       ---------------    ------------
Utility                         4                   50               7(2)
Other                           6                   20                N/A

-----------------------
                  (1) Percentages represent both a portion of the aggregate Market Value and the number of outstanding shares of the common stock portfolio.

                  (2) Utility companies operating in more than one state should be diversified according to the state in which they generate the largest part of their revenues. Publicly available information on utility company revenues by state is available from the Uniform Statistical Report (USR) or the Federal Energy Regulation Commission (FERC).

         (vi) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS.

         When the Fund sells a portfolio security and agrees to repurchase it at a future date, the Discounted Value of such security will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such security will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. When the Fund purchases a security and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such security will constitute a Moody's Eligible Asset. For the purpose of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of AMPS Basic Maintenance Amount or to the extent it is subject to any Liens, including assets segregated under margin account requirements in connection with the engagement in hedging transactions, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such assets as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by the Investment Adviser, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

         For purposes of determining Moody's Eligible Assets described above, "Moody's Industry Classifications" means:

                Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

                Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

                Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

                Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

                Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

                Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers

                Packaging and Glass: Glass, Fiberglass, Containers made of:
         Glass, Metal, Paper, Plastic, Wood or Fiberglass

                Personal and Non-Durable Consumer Products (Manufacturing
         Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

                Diversified/Conglomerate Manufacturing

                Diversified/Conglomerate Service

                Diversified Natural Resources, Precious Metals and Minerals:
         Fabricating, Distribution

                Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

                Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

                Finance: Investment Brokerage, Leasing, Syndication,
         Securities

                Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

                Grocery: Grocery Stores, Convenience Food Stores;

                Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

                Home and Office Furnishings, Housewares, and Durable Consumer
         Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

                Hotels, Motels, Inns and Gaming

                Insurance: Life, Property and Casualty, Broker, Agent, Surety

                Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

                Machinery (Non-Agricultural, Non-Construction,
         Non-Electronic): Industrial, Machine Tools, Steam Generators;

                Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

                Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

                Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

                Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

                Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

                Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

                Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

                Personal Transportation: Air, Bus, Rail, Car Rental

                Utilities: Electric, Water, Hydro Power, Gas

                Diversified Sovereigns: Semi-Sovereigns, Canadian Provinces, Supra-National Agencies

         The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Auditors and Moody's, to the extent the Fund considers necessary.

         For so long as shares of AMPS are rated by Moody's, in managing the Fund's portfolio, the Investment Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Investment Adviser, the effect of any such alteration would be to cause the Fund to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by five percent or less, the Investment Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS Basic Maintenance Amount.

         For so long as any shares of AMPS are rated by Moody's, the Fund will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may purchase or sell exchange-traded futures contracts based on any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded put options on such futures contracts, and purchase, write or sell exchange-traded call options on such futures contracts, any index approved by, Moody's or Treasury Bonds (collectively "Moody's Hedging Transactions"), subject to the following limitations:

                  (i) the Fund will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding futures contracts based on any index approved by Moody's exceeding in number 10% of the average number of daily traded futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding futures contracts based on any such index having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

                  (ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding futures contracts based on Treasury Bonds having an aggregate fair Market Value exceeding 50% of the aggregate fair market value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding options written by the Fund);

                  (iii) the Fund will engage in Closing Transactions to close out any outstanding futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than 5,000 or such other amount to be mutually determined by Moody's and the Fund;

                  (iv) the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires;

                  (v) the Fund will engage in Moody's Hedging Transactions only with respect to futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

                  (vi) the Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Fund's investment objectives and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

                  (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

         For so long as any shares of AMPS are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

                  (i) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a fair market value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term, fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party, and

                  (ii) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

         For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

         For so long as shares of AMPS are rated by Moody's, the Fund, unless it has received written confirmation from Moody's that such action would not impair the rating then assigned to the AMPS by Moody's engage in interest rate swaps, caps and floors, except that the Fund may engage in interest rate swaps, caps and floors, if; (i) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated Aa3 or better by Moody's or A/A-1 or better by S&P and; (ii) the swap, cap or floor is marked-to-market daily by the counterparty; (iii) a swap, cap or floor that is "in the money" is valued at 95% of the accrued net excess of the cap entitlements over its obligations for purposes of calculating the 1940 Act
AMPS Asset Coverage; (iv) 100% of any accrued net excess of the cap obligations over its entitlements with respect to a swap, cap or floor that has not been defeased through the segregation of liquid assets on the Fund's books and records is included as a liability of the Fund for the purposes of calculating the AMPS Basic Maintenance Amount; (v) the swap, cap or floor notional amount does not exceed the liquidation preference of the outstanding AMPS and (vi) the Fund intends to terminate the swap, cap or floor if the Fund fails to maintain the 1940 Act AMPS Asset Coverage on the last Business Day of any two consecutive months.

                           -------------------------

         For so long as AMPS are rated by Fitch or Moody's, the Fund will not, unless it has received written confirmation from Fitch and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to AMPS by Fitch and/or Moody's, as the case may be, (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 5% of the Market Value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any portfolio securities, (iv) issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, (v) reissue any AMPS previously purchased or redeemed by the Fund or
(vi) merge or consolidate into or with any other corporation or entity.

                            DIRECTORS AND OFFICERS

         The Directors of the Fund consist of seven individuals, six of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

         Each non-interested Director is a member of the Fund's Audit and Nominating Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund's independent auditors, including resolution of disagreements regarding financial reporting between Fund management and such auditors. The Board of the Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee has not held any meetings since the Fund was incorporated on January 23, 2003.

Biographical Information

         Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM") ("FAM/MLIM-advised funds") and other public directorships.


                                                                                                Number of
                                                 Term of                                        FAM/MLIM-
                            Position(s)        Office** and                                   Advised Funds
                             Held with          Length of         Principal Occupation(s)     and Portfolios        Public
Name, Address* and Age       the Fund          Time Served        During Past Five Years         Overseen        Directorships
-----------------------     -------------    ----------------   --------------------------    ---------------    --------------
David O. Beim (62)          Director         Director since     Professor of Finance and      7 registered       None
                                             2003               Economics at the Columbia     investment
                                                                University Graduate School    companies
                                                                of Business since 1991;       consisting of
                                                                Chairman of Outward Bound     14 portfolios
                                                                U.S.A. since 1997; Chairman
                                                                of Wave Hill, Inc. since
                                                                1980

James T. Flynn (63)         Director         Director since     Chief Financial Officer of    7 registered       None
                                             2003               J.P. Morgan & Co. Inc. from   investment
                                                                1990 to 1995 and an           companies
                                                                employee of J.P. Morgan in    consisting of
                                                                various capacities from       14 portfolios
                                                                1967 to 1995.

Todd Goodwin (71)           Director         Director since     General Partner of Gibbons,   7 registered       None
                                             2003               Goodwin, van Amerongen        investment
                                                                (investment firm) since       companies
                                                                1984; Director of Johns       consisting of
                                                                Manville Corporation          14 portfolios
                                                                (building materials) from
                                                                1991 to 2000.

George W. Holbrook, Jr.     Director         Director since     Managing Partner of Bradley   7 registered       Thoratec
(71)                                         2003               Resources Company (private    investment         Corporation
                                                                investment company)           companies
                                                                and associated with           consisting of
                                                                that firm and its             14 portfolios
                                                                predecessors since
                                                                1953; Director of
                                                                Thoratec Laboratories
                                                                Corporation (medical device



                                      26

                                                                                                Number of
                                                 Term of                                        FAM/MLIM-
                            Position(s)        Office** and                                   Advised Funds
                             Held with          Length of         Principal Occupation(s)     and Portfolios        Public
Name, Address* and Age       the Fund          Time Served        During Past Five Years         Overseen        Directorships
-----------------------     -------------    ----------------   --------------------------    ---------------    --------------

                                                                manufacturers) since 1995.

W. Carl Kester (51)         Director         Director since     Industrial Bank of Japan      7 registered       None
                                             2003               Professor of Finance,         investment
                                                                Senior Associate Dean and     companies
                                                                Chairman of the MBA Program   consisting of
                                                                of Harvard University         14 portfolios
                                                                Graduate School of Business
                                                                Administration since 1999;
                                                                James R. Williston
                                                                Professor of Business
                                                                Administration of Harvard
                                                                University Graduate School
                                                                of Business from 1997 to
                                                                1999; MBA Class of 1958
                                                                Professor of Business
                                                                Administration of Harvard
                                                                University Graduate School
                                                                of Business Administration
                                                                from 1981 to 1997;
                                                                Independent Consultant
                                                                since 1978.

Karen P. Robards (53)       Director         Director since     President of Robards &        7 registered       None
                                             2003               Company (financial advisory   investment
                                                                firm) since 1987; Director    companies
                                                                of Enable Medical Corp.       consisting of
                                                                (medical devices) since       14 portfolios
                                                                1996; Director of AtriCure,
                                                                Inc. (medical devices)
                                                                since 2000; Director of
                                                                CineMuse, Inc.
                                                                (entertainment) from 1996
                                                                to 2000; Co-founder/
                                                                Director of the Cooke
                                                                Center for Learning and
                                                                Development, a not for
                                                                profit organization, since
                                                                1987.
-------------

*   The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**  Each Director serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund's By-laws, Charter or by statute.

         Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the
"interested Director") and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM/MLIM-advised funds and public directorships held.



                                                                                                Number of
                                                 Term of                                        FAM/MLIM-
                            Position(s)        Office* and                                    Advised Funds
                             Held with          Length of         Principal Occupation(s)     and Portfolios        Public
Name, Address* and Age       the Fund          Time Served        During Past Five Years         Overseen        Directorships
-----------------------     -------------    ----------------   --------------------------    ---------------    --------------

Terry K. Glenn* (62)        President**      President and      Chairman of the               120                None
                            and              Director of        FAM/MLIM-advised funds;       registered
                            Director***      the Fund since     Chairman (Americas Region)    investment
                                             2003               of the Investment Adviser     companies
                                                                from 2000 to 2002;            consisting of
                                                                Executive Vice President of   162 portfolios
                                                                the Investment Adviser and
                                                                MLIM (which terms as used
                                                                herein include their
                                                                corporate predecessors)
                                                                from 1983 to 2002;
                                                                President of FAM
                                                                Distributors, Inc. ("FAMD")
                                                                from 1986 to 2002 and
                                                                Director thereof from 1991
                                                                to 2002; Executive Vice



                                      27

                                                                                                Number of
                                                 Term of                                        FAM/MLIM-
                            Position(s)        Office* and                                    Advised Funds
                             Held with          Length of         Principal Occupation(s)     and Portfolios        Public
Name, Address* and Age       the Fund          Time Served        During Past Five Years         Overseen        Directorships
-----------------------     -------------    ----------------   --------------------------    ---------------    --------------

                                                                President and Director of
                                                                Princeton Services, Inc.
                                                                ("Princeton Services") from
                                                                1993 to 2002; President of
                                                                Princeton Administrators,
                                                                L.P. from 1988 to 2002;
                                                                Director of Financial Data
                                                                Services, Inc. from 1985 to
                                                                2002.

Donald C. Burke (42)        Vice             Vice President     First Vice President of the   119                None
                            President        and Treasurer      Investment Adviser and MLIM   registered
                            and              of the Fund        since 1997 and Treasurer      investment
                            Treasurer        since 2003**       thereof since 1999; Senior    companies
                                                                Vice President and            consisting of
                                                                Treasurer of Princeton        161 portfolios
                                                                Services since 1999; Vice
                                                                President of FAMD since
                                                                1999; Vice President of the
                                                                Investment Adviser and MLIM
                                                                from 1990 to 1997; Director
                                                                of Taxation of MLIM since
                                                                1990.

Bradley J. Lucido (37)      Secretary        Secretary of       Director of the Investment    30 registered      None
                                             the Fund since     Adviser since 2002; Vice      investment
                                             2003**             President of the Investment   companies
                                                                Adviser from 1999             consisting
                                                                to 2002;                      of 61 portfolios
                                                                attorney with the
                                                                Investment Adviser
                                                                since 1995;
                                                                attorney in private
                                                                practice from 1991
                                                                to 1995.

Robert Peterson (50)        Vice             Vice President     Managing Director of MLIM     2 registered       None
                            President        and Co-            since 2000; First Vice        investment
                            and              Portfolio          President of MLIM from 1997   companies
                            Co-Portfolio     Manager since      to 2000. Mr. Peterson         consisting of
                            Manager          2003**             joined Merrill Lynch in       2 portfolios
                                                                1989 and has led
                                                                MLIM's Strategic
                                                                Corporate
                                                                Investment Group, a
                                                                group of
                                                                investment
                                                                professionals
                                                                specializing in
                                                                products focusing
                                                                on income
                                                                generation, since
                                                                1992. He has
                                                                experience in a
                                                                wide range of fixed
                                                                income products
                                                                including corporate
                                                                bonds, high yield
                                                                bonds, preferred
                                                                stocks, asset
                                                                backed and mortgage
                                                                backed securities.
                                                                Mr. Peterson earned
                                                                a bachelor's degree
                                                                and an MBA in
                                                                finance from the
                                                                University of South
                                                                Carolina. He is a
                                                                CFA Charterholder.

John Burger (40)            Vice             Vice President     Director (Global Fixed        1 registered       None
                            President        and Co-            Income) of MLIM since 1998;   investment
                            and              Portfolio          Vice President of MLIM from   company
                            Co-Portfolio     Manager since      1993 to 1998. Mr. Burger      consisting of
                            Manager          2003**             joined Merrill Lynch in       1 portfolio
                                                                1986 and has been
                                                                with MLIM since
                                                                1992. He has 15
                                                                years of experience
                                                                as a multi-sector
                                                                portfolio manager
                                                                with a core
                                                                expertise in credit
                                                                investing and 10
                                                                years of experience
                                                                investing in the
                                                                investment grade,
                                                                emerging market and
                                                                high yield
                                                                corporate debt
                                                                areas. Mr. Burger
                                                                received a
                                                                bachelor's degree
                                                                from Cornell
                                                                University and is a
                                                                CFA Charterholder.

Thomas Musmanno (33)        Vice             Vice President     Vice President of MLIM        3 registered       None
                            President        and Co-            since 1997. Mr. Musmanno      investment
                            and              Portfolio          joined
                            Co-



                                      28

                                                                                                Number of
                                                 Term of                                        FAM/MLIM-
                            Position(s)        Office* and                                    Advised Funds
                             Held with          Length of         Principal Occupation(s)     and Portfolios        Public
Name, Address* and Age       the Fund          Time Served        During Past Five Years         Overseen        Directorships
-----------------------     -------------    ----------------   --------------------------    ---------------    --------------

                            Portfolio        Manager since      Merrill Lynch in 1991 and has companies
                            Manager          2003**             been with MLIM since 1996.    consisting of 3
                                                                Mr. Musmanno has expertise in portfolios
                                                                asset-backed securities,
                                                                commercial mortgage-backed
                                                                securities and residential
                                                                mortgages. He serves as the
                                                                hedging and derivatives
                                                                specialist for MLIM's
                                                                taxable fixed income funds
                                                                and will be the hedging
                                                                specialist for the Fund's
                                                                portfolio management team.
                                                                Mr. Musmanno received a
                                                                bachelor's degree from
                                                                Siena College and an MBA in
                                                                Finance from St. John's
                                                                University.
-------------
     +  The address of Mr. Glenn and each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
     *  Mr. Glenn is a director, trustee or member of an advisory board of certain other FAM/MLIM-advised funds.
        Mr. Glenn is an "interested person," as defined in the 1940 Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
    **  Elected by and serves at the pleasure of the Board of Directors of the Fund.
   ***  As Director, Mr. Glenn serves until his successor is elected and qualified or until his death or resignation, or removal as provided in the Fund's By-laws or Charter or by statute, or until December 31 of the year in which he turns 72.

         In connection with the election of the Fund's Directors, holders of shares of AMPS and other preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. Messrs. Glenn and Kester have been designated as the Directors to be elected by holders of preferred stock. See "Description of Capital Stock" in the prospectus.

Share Ownership

         Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2002 is set forth in the chart below.

                                                                                       Aggregate Dollar Range
                                                Aggregate Dollar Range               of Securities in Supervised
Name                                             of Equity in the Fund                  Merrill Lynch Funds*
-------------------------------------   ------------------------------------------   ----------------------------
Interested Director:
     Terry K. Glenn                                      None                               Over $100,000
Non-Interested Directors:
     David O. Beim                                       None                                    None
     James T. Flynn                                      None                               Over $100,000
     Todd Goodwin                                        None                                    None
     George W. Holbrook, Jr.                             None                                    None
     W. Carl Kester                                      None                             $10,001 - $50,000
     Karen P. Robards                                    None                             $50,001 - $100,000


-------------
* For the number of FAM/MLIM-advised funds from which each Director receives compensation, see the table above under "Directors and Officers' Biographical Information."

         As of the date of this statement of additional information, none of the Directors and officers of the Fund owned any outstanding shares of common stock or AMPS of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

         Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries as well as such Directors' actual out-of-pocket expenses relating to attendance at meetings.

         Each non-interested Director receives an aggregate annual retainer of $80,000 for his or her services to FAM/MLIM-advised funds, including the Fund. The portion of the annual retainer allocated to each FAM/MLIM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The aggregate annual per meeting fees paid to each non-interested Director total $30,000 for all FAM/MLIM-advised funds for which that Director serves and are allocated equally among those funds.

         The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2002.


                                                                        Pension or                       Aggregate
                                                                        Retirement                      Compensation
                                                       Estimated         Benefits        Estimated     from Fund and
                                                       Aggregate        Accrued as         Annual          other
                                        Position      Compensation     Part of Fund    Benefits upon     FAM/MLIM-
Name                                    with Fund      from Fund          Expense        Retirement    Advised Funds
-----------------------------------   -------------  ----------------- --------------- --------------- ---------------
David O. Beim                            Director       $11,000            None             None          $48,500
James T. Flynn                           Director       $11,000            None             None          $79,500
Todd Goodwin                             Director       $11,000            None             None          $56,500
George W. Holbrook, Jr.                  Director       $11,000            None             None          $56,500
W. Carl Kester                           Director       $11,000            None             None          $83,500
Karen P. Robards                         Director       $11,000            None             None          $48,500


                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

         The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of February 2003, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $439 billion in investment company and other portfolio assets under management, including approximately $260 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

         The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

         The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain management services for the Fund. The Fund will be managed by a team of investment professionals from the Investment Adviser. The co-portfolio managers primarily responsible for the Fund's day-to-day management are John Burger, Robert Peterson and Thomas Musmanno.

         For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage ("average weekly net assets" means the average weekly value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

         The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

         Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

         In connection with the Board of Director's consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, alternatives to the Investment Advisory Agreement. The Board of Directors considered the services to be provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services to be provided by the Investment Adviser and its affiliates under other agreements, and the personnel who will provide these services. In addition to investment advisory services to be provided to the Fund, the Investment Adviser and its affiliates will provide administrative services, stockholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Fund's Board of Directors also considered the Investment Adviser's costs of providing such services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Investment Adviser's compensation for investment advisory services, but also compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Fund. The Board of Directors concluded that the advisory fee was reasonable in relation to the services provided by the Investment Adviser to the Fund as well as the costs and benefits of the Investment Adviser in providing such services. In reaching its conclusion, the Board focused on the experience, resources and strengths of the Investment Adviser and its affiliates in managing investment companies that invest in investment grade fixed income securities, including preferred securities, as well as investment companies that utilize leverage. The Directors, based on their experience as directors of other investment companies managed by the Investment Adviser and its affiliates, also focused on the quality of the compliance and administrative staff at the Investment Adviser. In connection with its consideration of the Investment Advisory Agreement, the Board of Directors placed significant emphasis on the Fund's advisory fee rate and anticipated expense ratios as compared to those of comparable leveraged, closed-end funds ("comparable funds") investing in preferred securities and similar instruments as provided by Lipper Inc. The Board noted that the Fund's advisory fee rate is lower than the advisory fee rate of most of the comparable funds and higher than the advisory fee rate of some of the other comparable funds (in some cases after giving effect to such funds' fee waivers and/or expense reimbursements). In particular, the Board of Directors reviewed the advisory fee rate of three comparable closed-end funds with substantially similar investment objectives and policies that are managed by other investment advisers. These funds were the most recent comparable funds to commence a public offering of each of the fund's common stock. One fund charges an advisory fee of 0.90%, the second fund charges an advisory fee of 0.73% and the third fund charges an advisory fee of 0.75%, before giving effect to any applicable fee waiver. The Board of Directors noted that the fee payable by the Fund is lower than the fee charged to these three comparable funds, before giving effect to any fee waivers. Based in part on this fee comparison, and taking into account the quality of the various services to be provided to the Fund by the Investment Adviser and its affiliates, the Investment Adviser's experience in managing investment grade fixed income portfolios, each as described above, and the Directors' experience with the nature and quality of portfolio management, administrative and compliance services provided by the Investment Adviser to other investment companies, the Fund's Board of Directors concluded that the advisory fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund's assets. The Fund's Board of Directors also reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

         Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested Directors, concluded that it was satisfied with the nature and quality of the services to be provided by the Investment Adviser to the Fund and that the advisory fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Code of Ethics

         The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

         Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

         Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

         Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

         Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

         The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

         Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal.

         Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

         Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.

                                     TAXES

         The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its income, the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits to its stockholders would be taxable as ordinary income.

         The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         The Internal Revenue Service (the "IRS"), in a revenue ruling, held that certain auction rate preferred stock would be treated as stock for Federal income tax purposes. The terms of the AMPS are substantially similar, but not identical, to the auction rate preferred stock discussed in the revenue ruling, and in the opinion of Sidley Austin Brown & Wood LLP, counsel to the Fund, the shares of AMPS will constitute stock of the Fund and distributions with respect to shares of AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the shares of AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of AMPS would constitute taxable interest income, whether or not they exceeded the earnings and profits of the Fund. In such an event, the designations of particular types of income, such as capital gains, income eligible for the Dividends Received Deduction and income eligible for the foreign tax credit, as described below, would not be effective.

         Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to stockholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to stockholders as long term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the stockholder with respect to those shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as dividends eligible for the Dividends Received Deduction, if any.

         If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which the dividend was declared.

         A portion of the Fund's ordinary income dividends may be eligible for the Dividends Received Deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate any dividends eligible for the Dividends Received Deduction between the holders of common stock and the AMPS in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. A holder of shares of AMPS (a) that is taxed as a corporation for Federal income tax purposes, (b) meets applicable holding period and taxable income requirements of section 246 of the Code, (c) is not subject to the

"debt-financed portfolio stock" rules of section 246A of the Code with respect to its investment in common stock and (d) is otherwise entitled to the Dividends Received Deduction can claim a deduction in an amount equal to 70% of the dividends received on shares of AMPS which are designated by the Fund as qualifying for the Dividends Received Deduction. However, the Fund expects its portfolio to consist primarily of "hybrid" or taxable preferred stock. Consequently, most of the Fund's distributions generally will not qualify for the Dividends Received Deduction. In addition, most dividends from the Fund are not expected to be excludable from an individual's taxable income under certain proposals currently under discussion by federal government officials. Because discussion of these proposals is ongoing, the impact of the proposals on the Fund and its stockholders cannot be predicted.

         The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains and any dividends eligible for the Dividends Received Deduction. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Thus, the Fund is required to allocate its net capital gains, ordinary income and any income eligible for the Dividends Received Deduction proportionately among the common stock and the shares of AMPS of each series.

         In the opinion of Sidley Austin Brown and Wood LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of net capital gains, ordinary income and dividends eligible for the Dividends Received Deduction among shares of common stock and shares of AMPS of each series will be respected for Federal income tax purposes. However, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method for allocating items of different types of income among shares of common stock and shares of the series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gains or items of income. Such a reallocation may cause the Fund to be liable for income tax and excise tax on any reallocated taxable income. Sidley Austin Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Sidley Austin Brown & Wood LLP represents only its best legal judgment and is not binding on the IRS or the courts.

         If at any time when shares of AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Description of AMPS -- Dividends -- Restrictions on Dividends and Other Payments." This may prevent the Fund from distributing at least 90% of its net income, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If the Fund were to fail to qualify as a RIC, the Fund's income would be taxable at the entity level as well as the shareholder level. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. See "Description of AMPS -- Redemption." There can be no assurance, however, that any such action would achieve such objectives.

         As noted above, the Fund must distribute annually at least 90% of its net investment income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund has the authority to issue may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies on a legal opinion in the event it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code.

         Upon the sale or exchange of Fund shares held as a capital asset, a stockholder may realize a capital gain or loss which will be long-term or short-term depending on the stockholder's holding period for the shares. Generally, gain or loss will be long-term if the shares have been held for more than one year. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.

         Under certain Code provisions, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the stockholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to stockholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the IRS pursuant to which stockholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct their proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate stockholders who do not itemize deductions. A stockholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such stockholder. The Fund will report annually to its stockholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the common stock and the series of preferred stock, according to a method similar to that described above for the allocation of capital gains and other types of income.

         The Fund may invest in debt instruments rated in the lower rating categories of NRSROs and in unrated securities, including high yield bonds (commonly referred to as "junk" bonds). Some of these junk bonds may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such junk bonds may be treated as dividends for Federal income tax purposes; in such case, if the issuer of the junk bonds is a domestic corporation, such amounts will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

         The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar entity having significant passive income or assets) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its stockholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

         The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Fund does not anticipate that its activity in this regard will affect its qualification as a RIC.

         The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

         Certain of the Fund's transactions will be subject to special provisions of the Code that, among other things, may affect the character (ordinary versus capital) of gains and losses by the Fund, may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders.

         The Fund may write (i.e., sell) call and put options on securities, purchase call and put options on securities and engage in transactions in financial futures and related options on such futures. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year (i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year) and gain or loss from Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rate with respect to its investments.

         Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in swaps, options and futures. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in swaps, options and futures.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

         Ordinary income and capital gain dividends also may be subject to state and local taxes.

         Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

         Stockholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                NET ASSET VALUE

         Net asset value per share of common stock is determined as of the close of business on the New York Stock Exchange (the "NYSE") (generally, the NYSE closes at 4:00 p.m., Eastern time), on the last business day in each week. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

         The Fund determines and makes available for publication the net asset value of its shares of common stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

         Generally, portfolio securities are valued at the last sale price on the national securities exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Certain portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission.

         Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the

Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder,
Preferred Income Strategies Fund, Inc.

         We have audited the accompanying statement of assets and liabilities of Preferred Income Strategies Fund, Inc. (the "Fund"), as of March 12, 2003. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Preferred Income Strategies Fund, Inc., as of March 12, 2003, in conformity with accounting principles generally accepted in the United States.

MetroPark, New Jersey
March    , 2003

                                     PREFERRED INCOME STRATEGIES FUND, INC.

                                       STATEMENT OF ASSETS AND LIABILITIES

                                                 March 12, 2003

ASSETS:
  Cash................................................................................    $   100,012
  Prepaid registration fees and Offering Costs (Note 1)...............................        551,110
                                                                                          ---------------

      Total assets....................................................................        651,122
                                                                                          ===============

LIABILITIES:
  Liabilities and accrued expenses (Note 1)...........................................        551,110
                                                                                          ---------------

NET ASSETS:...........................................................................    $   100,012
                                                                                          ===============
NET ASSETS CONSIST OF:
Common Stock, par value $.10 per share; 200,000,000 shares
     authorized; 4,189 shares issued and outstanding (Note 1).........................    $      419
     Paid-in Capital in excess of par.................................................    $   99,953
                                                                                          ---------------

     Net Assets-Equivalent to $23.875 net asset value per share based
     on 4,189 shares of capital stock outstanding (Note 1)............................    $   100,012
                                                                                          ===============

                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES


Note 1.  Organization

         The Fund was incorporated under the laws of the State of Maryland on January 23, 2003, and is registered under the Investment Company Act of 1940, as a closed-end, diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 4,189 shares for $100,012 on March 12, 2003. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

         The Investment Adviser, on behalf of the Fund, will incur organization costs estimated at $56,500. Direct costs relating to the public offering of the Fund's shares will be charged to Capital at the time of issuance of shares.

Note 2.  Investment Advisory Arrangements

         The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory and management services at an annual rate equal to 0.60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Note 3.  Federal Income Taxes

The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

                    PREFERRED INCOME STRATEGIES FUND, INC.

                      SCHEDULE OF INVESTMENTS (Unaudited)

                                        , 2003

                                (IN THOUSANDS)

[To Be Provided by Amendment.]

                    PREFERRED INCOME STRATEGIES FUND, INC.

                             Financial Statements
                        AS OF         , 2003 (Unaudited)

[To Be Provided by Amendment.]

                    PREFERRED INCOME STRATEGIES FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

[To Be Provided by Amendment.]

                                                                    APPENDIX A

                             RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc.'s ("Moody's") Long Term Ratings

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to preferred stock, financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933, as amended, or issued in conformity with any other applicable law or regulation. Moody's makes no representation that any specific bank or insurance company obligation is a legally enforceable or a valid senior obligation of a rated issuer.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor's ("Standard & Poor's") Long Term Issue Credit Ratings

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long term obligations. The result is a dual rating, in which the short term rating addresses the put feature, in addition to the usual long term rating. Medium term notes are assigned long term ratings.

     Issue credit ratings are based in varying degrees on the following considerations:

          1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          2. Nature of and provisions of the obligation; and

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB         An obligation rated "BBB" exhibits adequate protection parameters.
            However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB          Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as
B           having significant speculative characteristics. "BB" indicates the
CCC         least degree of speculation and "C" the highest. While such B
CC          obligations will likely have some quality and protective
C           characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Such rating will also be used upon the completion of a tender or exchange offer, whereby some or all of an issue is either repurchased for an amount of cash or replaced by other securities having a total value that is clearly less than par; or in the case of preferred stock or deferrable payment securities, upon non-payment of the dividend or deferral of the interest payments.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Risks

     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An insurer's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Fitch, Inc.'s ("Fitch") Long Term Credit Ratings

Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,        High default risk. Default is a real possibility. Capacity for
CC,         meeting financial commitments is solely reliant upon sustained,
C           favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,        The ratings of obligations in this category are based on their
DD, and     prospects for achieving partial or full recovery in a reorganization
D Default   or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Notes to Long term ratings:

     Plus "(+)" or Minus "(-)" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

     "NR" indicates that Fitch does not rate the issuer or issue in question.

     "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                  APPENDIX B

                             SETTLEMENT PROCEDURES

     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of this prospectus or this Appendix B hereto, as the case may be.

     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i) the Applicable Rate fixed for the next succeeding Dividend
Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of AMPS to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of AMPS to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the AMPS.

    (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of AMPS of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any shares of AMPS received by it pursuant to (b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
(b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

(f) If a Beneficial Owner selling shares of AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                  APPENDIX C

                              AUCTION PROCEDURES

     The following procedures will be set forth in provisions of the Articles Supplementary relating to the AMPS, and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the prospectus. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

Paragraph 10(a) Certain Definitions.

     As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

          (i) "AMPS" shall mean the shares of AMPS being auctioned pursuant to this Paragraph 10.

          (ii) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

          (iii) "Available AMPS" shall have the meaning specified in Paragraph 10(d)(i) below.

          (iv) "Bid" shall have the meaning specified in Paragraph 10(b)(i) below.

          (v) "Bidder" shall have the meaning specified in Paragraph 10(b)(i) below.

          (vi) "Hold Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on the lower of the credit rating or ratings assigned on such date to such shares by Moody's and Fitch (or if Moody's or Fitch or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) as follows:

                      CREDIT RATINGS
          ----------------------------------------------   Applicable Percentage
                 Moody's                 Fitch               of Reference Rate
          -------------------------   -------------------  ---------------------
          Aa3 or higher               AA- or higher               150%
          A3 to A1                    A- to A+                    200%
          Baa3 to Baa1                BBB- to BBB+                225%
          Below Baa3                  Below BBB-                  275%

     The Applicable Percentage as so determined may be further subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the AMPS Basic Maintenance Amount. Subject to the provisions of paragraph 12 of the Articles Supplementary entitled "Termination of Rating Agency Provisions," the Fund shall take all reasonable action necessary to enable Fitch and Moody's to provide a rating for the AMPS. If either Fitch or Moody's shall not make such a rating available, subject to the provisions of paragraph 12 of the Articles Supplementary entitled "Termination of Rating Agency Provisions," or if neither Fitch nor Moody's shall make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after obtaining the Fund's approval, shall select a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

          (viii) "Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (ix) "Sell Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (x) "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

          (xi) "Submitted Bid" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xiii) "Submitted Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xv) "Sufficient Clearing Bids" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 10(d)(i) below.

Paragraph 10(b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders And Potential Holders.

     (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

          (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

          (1) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

          (2) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner, and/or

          (3) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

          (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

          For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

          (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                    (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

                    (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

                    (3) a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

         (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                    (1) the number of outstanding shares of AMPS specified in such Sell Order, or

                    (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

     (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                    (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

                    (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

Paragraph 10(c) Submission of Orders by Broker-Dealers to Auction Agent.

     (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

          (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

          (B) the aggregate number of outstanding shares of AMPS that are the subject of such Order;

          (C) to the extent that such Bidder is an Existing Holder

                    (1) the number of outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

                    (2) the number of outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

                    (3) the number of outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

          (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

     (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

     (iii) If an Order or Orders covering all of the outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of more than 28 days) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of more than 28 days) to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

                    (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

                    (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

                    (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

     (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

     (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

Paragraph 10(d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

     (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

                    (A) the excess of the total number of outstanding shares of AMPS over the number of outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

                    (B) from the Submitted Orders whether the number of outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                         (1) the number of outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

                         (2) the number of outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

                    (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

                         (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

                         (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

     (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

                    (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

                    (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

                    (C) if all of the outstanding shares of AMPS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 80% of the Reference Rate on the date of the Auction.

Paragraph 10(e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

     Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

     (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

                    (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

                    (B) the Submitted Bid of each of the Existing Holder specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

                    (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

                    (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

                    (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

     (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                    (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

                    (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding shares of AMPS that are the subject of such Submitted Bid; and

                    (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and
     (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

     (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

     (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

     (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding shares of AMPS to be purchased and the aggregate number of outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding shares of AMPS.

Paragraph 10(f) miscellaneous.

     The Fund may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall submit an Order in any Auction. Any Beneficial Owner that is an affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall not sell, transfer or otherwise dispose of shares of AMPS to any person other than the Fund. All of the outstanding shares of AMPS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.

                           PART C. OTHER INFORMATION

Item 24.  Financial Statements And Exhibits.

  (1)     Financial Statements

          Report of Independent Auditors

          Statement of Assets and Liabilities as of March 12, 2003

          Schedule of Investments as of __________, 2003 (unaudited)

          Financial Statements as of ________, 2003 (unaudited)

Exhibits           Description
--------           -----------

    (a)(1)  Articles of Incorporation of the Registrant.(a)
    (a)(2) Form of Articles Supplementary creating five series of Auction Market Preferred Stock ("AMPS").
    (b)     By-laws of the Registrant.(a)
    (c)     Not applicable.
    (d)(1) Portions of the Articles of Incorporation, By-laws and Articles Supplementary of the Registrant defining the rights of holders of shares of the Registrant.(b)
    (d)(2)  Form of specimen certificate for the AMPS of the Registrant.
    (e)     Form of Automatic Dividend Reinvestment Plan.(c)
    (f)     Not applicable.
    (g)(1) Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. ("FAM" or the "Investment Adviser").(c)
    (h)(1) Form of Purchase Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") relating to the AMPS.
    (h)(2)  Form of Merrill Lynch Standard Dealer Agreement.(d)
    (i)     Not applicable.
    (j) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company ("State Street").(e)
    (k)(l) Form of Registrar, Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and EquiServe, L.P.(f)
    (k)(2) Form of Administrative Services Agreement between the Registrant and State Street.(g)
    (k)(3) Form of Additional Compensation Agreement between FAM and Merrill Lynch.(d)
    (k)(4) Form of Auction Agent Agreement between the Registrant and The Bank of New York.
    (k)(5)  Form of Broker-Dealer Agreement.
    (k)(6)  Form of Letter of Representations.
    (l)     Opinion and Consent of Sidley Austin Brown & Wood LLP.*
    (m)     Not applicable.
    (n)     Consent of ________, independent auditors for the Registrant.*
    (o)     Not applicable.
    (p)     Certificate of FAM.(d)
    (q)     Not applicable.
    (r)     Code of Ethics.(h)
    -------------
    (a) Filed with the Securities and Exchange Commission ("Commission") on January 24, 2003 as an exhibit to the Registrant's Registration Statement (the "Common Stock Registration Statement") on Form N-2 (File No. 333-10212).
    (b)     Reference is made to Article IV (sections 2, 3, 4, 5, 6, 7 and 8),
            Article V (sections 3, 6 and 7), Article VI, Article VIII, Article IX, Article X, and Article XII of the Registrant's Articles of

            Incorporation, previously filed as Exhibit (a) to the Common Stock Registration Statement; to Article II, Article III (sections 3.01, 3.03, 3.05 and 3.17), Article VI (section 6.2), Article VII,
            Article XII, Article XIII and Article XIV of the Registrant's By-laws, filed as Exhibit (b) to the Common Stock Registration Statement; and to the Form of Articles Supplementary filed as Exhibit (a)(2) to this Registration Statement.
    (c) Filed on February 25, 2003 with the Commission as an exhibit to Pre-Effective Amendment No. 1 to the Common Stock Registration Statement.
    (d) Filed on March 25, 2003 with the Commission as an exhibit to Pre-Effective Amendment No. 3 to the Common Stock Registration Statement.
    (e) Incorporated by reference to Exhibit 7 to Post-Effective No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873), filed on October 30, 2001.
    (f) Incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 of Corporate High Yield Fund, Inc. (File No. 333-10193), filed on December 31, 2002.
    (g) Incorporated by reference to exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
    (h) Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of Merrill Lynch Multi-State Limited Maturities Municipal Series Trust (File No. 33-50417), filed on November 22, 2000.
    *       To be provided by Amendment.

Item 25.  Marketing Arrangements.

     See Exhibits (h)(1) and (2).

Item 26.  Other Expenses of Issuance and Distribution.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                          $*
Printing (other than stock certificates)                   *
Legal fees and expenses                                    *
Rating Agency Fees                                         *
Miscellaneous                                              *

                                                           -------------------
         Total                                             $*
                                                           ===================
-----------------------
*  To be provided by amendment.

Item 27.  Persons Controlled by or Under Common Control with Registrant.

     The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock--Common Stock" and in Note 1 to the Statement of Assets and Liabilities is incorporated herein by reference.

Item 28.  Number of Holders of Securities.

                                                                                                     Number of
                                                                                                   Record Holders
                                                                                                         At
                                       Title of Class                                              March 24, 2003
----------------------------------------------------------------------------------------------    ----------------
Common Stock, $.10 par value                                                                             1
Preferred Stock, $.10 par value                                                                          0

Item 29.  Indemnification.

     Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant's Articles of Incorporation,
Article VI of the Registrant's By-laws and Section 6 of the Purchase Agreement, which provide for indemnification.

     Article VI of the By-laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the Maryland General Corporation Law; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it ultimately should be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking; (ii) the Registrant is insured against losses arising by reason of the advance; or
(iii) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Law from liability arising from his or her activities as officer or director of the Registrant. The Registrant; however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     In Section 6 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30.  Business And Other Connections Of The Investment Adviser.

     FAM (the "Investment Adviser"), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

     Merrill Lynch Investment Managers, L.P. ("MLIM"), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

     The address of the Investment Adviser, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two fiscal years for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer of one or more such companies.


                                    Position(s) with                 Other Substantial Business,
Name                               Investment Adviser              Profession, Vocation Or Employment
-----------------------------    --------------------------  ------------------------------------------------------
ML & Co.                         Limited Partner             Financial Services Holding Company; Limited Partner of
                                                             MLIM

Princeton Services               General Partner             General Partner of MLIM

Robert C. Doll, Jr.              President                   President of MLIM; Co-Head (Americas Region) of MLIM
                                                             from 2000 to 2001 and Senior Vice President thereof
                                                             from 1999 to 2000; Director of Princeton Services;
                                                             Chief Investment Officer of Oppenheimer Funds, Inc. in
                                                             1999 and Executive Vice President thereof from 1991 to
                                                             1999

Donald C. Burke                  First Vice President,       First Vice President, Treasurer and Director of Taxation
                                 Treasurer and Director      of MLIM; Treasurer of Princeton Services; Senior Vice
                                 of Taxation                 President and Treasurer of Princeton Services from 1997
                                                             to 2002; Vice President of FAMD; Senior Vice



                                     C-4

                                                             President of MLIM from 1999 to 2000; First Vice
                                                             President of MLIM from 1997 to 1999

Lawrence D. Haber                First Vice President        First Vice President of MLIM; Senior Vice President and
                                                             Treasurer of Princeton Services

Brian A. Murdock                 Senior Vice President       Senior Vice President of MLIM and Chief Operating
                                 and Chief Operating         Officer of MLIM Americas; Chief Investment Officer of
                                 Officer                     EMEA Pacific Region and Global CIO for Fixed Income and
                                                             Alternative Investments; Head of MLIM's Pacific Region
                                                             and President of MLIM Japan, Australia and Asia

Debra W. Landsman-Yaros          Senior Vice President       Senior Vice President of MLIM; Senior Vice President of
                                                             Princeton Services; Vice President of FAMD

Stephen M. M. Miller             Senior Vice President       Executive Vice President of Princeton Administrators;
                                                             Senior Vice President of Princeton Services

Item 31.  Location of Account and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

Item 32.  Management services.

     Not applicable.

Item 33.  Undertakings.

     (a) The Registrant undertakes to suspend the offering of the shares of preferred stock covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of preferred stock declines more than 10% from its net asset value per share of preferred stock as of the effective date of this Registration Statement, or (2) its net asset value per share of preferred stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b) The Registrant undertakes that:

          (1) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of a registration statement in reliance upon Rule 430A under the Securities Act of 1933 and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, a statement of additional information.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 11th day of April, 2003.

                                        PREFERRED INCOME STRATEGIES FUND, INC.
                                                     (Registrant)


                                   By:             /s/ TERRY K. GLENN
                                      ----------------------------------------

                                              (Terry K. Glenn, President)

     Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke or Bradley J. Lucido, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendment to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

               Signature                                 Title                                  Date
               ---------                                 -----                                  ----

          /s/ TERRY K. GLENN                  President (Principal Executive               April 11, 2003
----------------------------------------      Officer) and Director
           (Terry K. Glenn)

          /s/ DONALD C. BURKE                 Treasurer (Principal Financial and           April 11, 2003
----------------------------------------      Accounting Officer)
           (Donald C. Burke)

           /s/ DAVID O. BEIM                  Director                                     April 11, 2003
----------------------------------------
            (David O. Beim)

          /s/ JAMES T. FLYNN                  Director                                     April 11, 2003
----------------------------------------
           (James T. Flynn)

           /s/ TODD GOODWIN                   Director                                     April 11, 2003
----------------------------------------
            (Todd Goodwin)

      /s/ GEORGE W. HOLBROOK, JR.             Director                                     April 11, 2003
----------------------------------------
       (George W. Holbrook, Jr.)

          /s/ W. CARL KESTER                  Director                                     April 11, 2003
----------------------------------------
           (W. Carl Kester)

         /s/ KAREN P. ROBARDS                 Director                                     April 11, 2003
----------------------------------------
          (Karen P. Robards)

                                 EXHIBIT INDEX

(a)(2) Form of Articles Supplementary creating five series of AMPS.
(d)(2)    Form of specimen certificate for the AMPS of the Registrant.
(h)(1) Form of Purchase Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
(k)(4) Form of Auction Agent Agreement between the Registrant and The Bank of New York.
(k)(5)    Form of Broker-Dealer Agreement.
(k)(6)    Form of Letter of Representations.